UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A

________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CADRENAL THERAPEUTICS, INC.
(Name of Registrant as Specified in Its Charter)

_____________________________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

822 A1A North, Suite 306
Ponte Vedra, Florida 32082

August 3, 2026

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Cadrenal Therapeutics, Inc.:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Cadrenal Therapeutics, Inc., a Delaware corporation (the “Company”). The meeting will be held virtually on Thursday, September 24, 2026 at 10:00 a.m. Eastern Time via live webcast, which can be accessed by visiting www.virtualshareholdermeeting.com/CVKD2026. Additional information regarding attending the annual meeting, voting your shares and submitting questions in advance of the annual meeting can be found in the proxy statement.

The purpose of the 2026 Annual Meeting and the matters to be acted on are stated below in this Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2026 Annual Meeting. At the 2026 Annual Meeting, stockholders will vote on the following matters:

(1)    to elect the nominee for Class I director named in the accompanying proxy statement to our Board of Directors, to serve a three-year term expiring at the 2029 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified;

(2)    to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending on December 31, 2026;

(3)    to approve an amendment to our 2022 Successor Equity Incentive Plan, as amended (the “2022 Plan”), in substantially the form attached to the accompanying proxy statement as Annex A, to increase the number of shares of the Company’s Common Stock that will be available for awards under the 2022 Plan by 323,542 shares to 1,000,000 shares (the “Plan Amendment Proposal”);

(4)    to approve, pursuant to Nasdaq Rule 5635(d), the issuance of up to 960,000 shares of the Company’s Common Stock upon the exercise of Series C-1 warrants, which warrants were issued in connection with a private placement offering that closed on July 1, 2026 (the “Warrant Exercise Proposal”);

(5)    to approve an adjournment of the 2026 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Plan Amendment Proposal and/or the Warrant Exercise Proposal; and

(6)    to transact such other business as may properly come before the 2026 Annual Meeting or any adjournments or postponements of the 2026 Annual Meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. The Board of Directors has fixed the close of business on July 27, 2026 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the 2026 Annual Meeting or any adjournment or postponement of the 2026 Annual Meeting. The list of the stockholders of record as of the Record Date will be made available for inspection during the ten days preceding the meeting at the Company’s offices located at 822 A1A North, Suite 306, Ponte Vedra, Florida 32082.

We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact and over time lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our stockholders’ timely access to this important information. If you have received a Notice of Internet Availability of Proxy Materials and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials.

Whether or not you plan to attend the 2026 Annual Meeting, please vote your shares as soon as possible by telephone, via the Internet or by completing, dating, signing and returning a proxy card (as instructed in the Notice of Internet Availability of Proxy Materials) to ensure your shares are voted, or, if you hold your shares in street name, by following the instructions provided by your bank, broker or other financial intermediary. Submitting your proxy now will not prevent you from voting your shares at the 2026 Annual Meeting if you desire to do so, as your proxy is revocable and voting your shares at the 2026 Annual Meeting will automatically revoke any prior vote by proxy.

On behalf of the Board of Directors and the employees of Cadrenal Therapeutics, Inc., we thank you for your continued support and look forward to speaking with you at the 2026 Annual Meeting.

/s/ Quang X. Pham
Quang X. Pham
Chairman and Chief Executive Officer

This Notice of Annual Meeting of Stockholders, the proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which is not a part of our proxy solicitation materials, are available at www.proxyvote.com and on our website at www.cadrenal.com.

Note: The 2026 Annual Meeting will be a virtual meeting conducted via live webcast. The annual meeting format will be a live audio webcast where you can view presentation materials made available online. There will be no physical in-person meeting. To attend the live audio webcast for access to the 2026 Annual Meeting, please visit www.virtualshareholdermeeting.com/CVKD2026. Additional information regarding attending the annual meeting, voting your shares and submitting questions can be found in the proxy statement.

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822 A1A North, Suite 306
Ponte Vedra, Florida 32082

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. References in this proxy statement to the “Company,” “Cadrenal,” “we,” “us,” and “our” refer to Cadrenal Therapeutics, Inc., a Delaware company. This proxy statement and form of proxy, together with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which is not a part of our proxy solicitation materials, are being distributed and made available to our stockholders on or about August 3, 2026. Our principal executive offices are located at 822 A1A North, Suite 306, Ponte Vedra, Florida 32082.

Annual Meeting Information

Date and Time:	Thursday, September 24, 2026 at 10:00 a.m., Eastern Time
Meeting Access:	Live Audio Webcast: www.virtualshareholdermeeting.com/CVKD2026
Record Date:	July 27, 2026
Voting:	Stockholders have one vote per share on all matters presented at the annual meeting

The Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) will be a virtual meeting. You will be able to attend the annual meeting and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/CVKD2026. The annual meeting format will be a live audio webcast where you can view presentation materials made available online. There will be no physical in-person meeting. You may submit questions in advance of the meeting via the internet at www.proxyvote.com when you vote your shares. You can submit a question up to 11:59 p.m. Eastern Time on September 23, 2026. Please see “Additional Information About These Proxy Materials and Voting” for more information regarding the 2026 Annual Meeting.

Even if you plan to attend the virtual annual meeting, please vote in advance so that your vote will be counted if you later decide not to attend the virtual annual meeting.

Voting Matters and the Board’s Recommendation

Agenda Item	Board Vote Recommendation	Page Reference
Election of the Class I director named in the accompanying proxy statement to our Board of Directors, to serve a three-year term expiring at the 2029 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified	FOR the Director Nominee Named Herein	10
Ratification of WithumSmith+Brown, PC as Cadrenal’s independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR	20
Approval of an amendment to our 2022 Successor Equity Incentive Plan, as amended (the “2022 Plan”) to increase the number of shares of Common Stock that will be available for awards under the 2022 Plan by 323,542 shares to 1,000,000 shares	FOR	23
Approval, pursuant to Nasdaq Rule 5635(d), of the issuance of up to 960,000 shares of the Company’s Common Stock upon the exercise of warrants to purchase shares of Common Stock, which were issued in connection with a private placement offering that closed on July 1, 2026 (the “Warrant Exercise Proposal”);	FOR	31
Approval of an adjournment of the 2026 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Plan Amendment Proposal and/or the Warrant Exercise Proposal	FOR	33

In addition to these matters, stockholders may be asked to vote on such other business as may properly come before the 2026 Annual Meeting.

822 A1A North, Suite 306
Ponte Vedra, Florida 32082

PROXY STATEMENT

For the 2026 Annual Meeting of Stockholders to be held on September 24, 2026

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.001 par value per share (the “Common Stock”), of Cadrenal Therapeutics, Inc., a Delaware corporation (including its consolidated subsidiaries, referred to herein as “Cadrenal,” the “Company,” “we,” “our,” or “us”), in connection with the solicitation by the Board of Directors of Cadrenal (the “Board of Directors” or the “Board”) of proxies to be voted at our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) to be held virtually on Thursday, September 24, 2026, beginning at 10:00 a.m., Eastern Time, via live audio webcast which can be accessed by visiting www.virtualshareholdermeeting.com/CVKD2026, and at any adjournment or postponement of our 2026 Annual Meeting. Only stockholders as of July 27, 2026 (the “Record Date”) may attend the 2026 Annual Meeting. The purpose of the 2026 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2026 Annual Meeting.

The Board of Directors is soliciting votes (1) FOR the Class I director named herein for election to the Board of Directors; (2) FOR the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending on December 31, 2026; (3) FOR the approval of an amendment to our 2022 Successor Equity Incentive Plan, as amended (the “2022 Plan”) to increase the number of shares of Common Stock that will be available for awards under the 2022 Plan by 323,542 shares to 1,000,000 shares (the “Plan Amendment Proposal”); (4) FOR the approval, pursuant to Nasdaq Rule 5635(d), of the issuance of up to 960,000 shares of the Company’s Common Stock upon the exercise of series C-1 warrants, which warrants were issued in connection with a private placement offering that closed on July 1, 2026 (the “Warrant Exercise Proposal”); and (5) FOR the approval of an adjournment of the 2026 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Plan Amendment Proposal and/or the Warrant Exercise Proposal.

ADDITIONAL INFORMATION ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because the Board of Directors, is soliciting your proxy to vote at the 2026 Annual Meeting including at any adjournments or postponements thereof, to be held virtually on Thursday, September 24, 2026 at 10:00 a.m. Eastern Time, via live audio webcast which can be accessed by visiting www.virtualshareholdermeeting.com/CVKD2026.

You are invited to attend the 2026 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the 2026 Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The purpose of the 2026 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2026 Annual Meeting. The proxy materials, consisting of the Notice of Annual Meeting of Stockholders, this Proxy Statement, and the proxy card, together with our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2026 (the “2025 Annual Report”), which is not a part of our proxy solicitation materials, are being distributed and made available on or about August 3, 2026.

We use the Internet as the primary means of furnishing proxy materials to stockholders. We send a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders with instructions on how to access the proxy materials online at www.proxyvote.com or request a printed copy of materials. The Notice will first be mailed to stockholders on or about August 11, 2026. Stockholders may follow the instructions in the Notice to elect to receive future proxy materials in print by mail or electronically by email.

Q:     Who is soliciting my vote?

A:     The Board of Directors of Cadrenal is soliciting your proxy to vote at the 2026 Annual Meeting, including at any adjournments or postponements of the 2026 Annual Meeting.

Q.     Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of the proxy materials?

A:     We are utilizing an SEC rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its stockholders a Notice of Internet Availability of Proxy Materials (the Notice). Instructions on how to access the proxy materials over the Internet may be found in the Notice. If you have received a Notice and you would prefer to receive the proxy materials in printed form by mail or electronically by email, please follow the instructions contained in the Notice or contact your bank, broker or other financial intermediary if you hold your shares beneficially in street name.

Q.     When were the proxy materials first sent or made available to stockholders?

A:     The Notice is being first mailed to stockholders on or about August 11, 2026. Once the Notice is received, stockholders have the option of (1) accessing the proxy materials, including instructions on how to vote online; or (2) requesting that the proxy materials be sent to the stockholder in printed form by mail or electronically by email. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business, and will also give you an electronic link to the proxy voting site.

Q:     Who can vote at the 2026 Annual Meeting?

A:     Only stockholders at the close of business on the Record Date, July 27, 2026, will be entitled to vote at the 2026 Annual Meeting. On the Record Date, there were 3,567,592 shares of Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on July 27, 2026 your shares were registered directly in your name with the Company’s transfer agent, Transfer Online, Inc., then you are a stockholder of record. As a stockholder of record, you may directly vote your shares at the virtual 2026 Annual Meeting or submit a proxy to have your shares voted. Even if you plan to attend the 2026 Annual Meeting, we urge you vote in advance to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 27, 2026 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2026 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock. Shares held in “street name” may be voted online during the 2026 Annual Meeting only if you obtain a legal proxy from the broker, bank or other nominee giving you the right to vote the shares.

Q:     When and where will the 2026 Annual Meeting be held?

A:	Date	Thursday, September 24, 2026
	Time	10:00 a.m. (Eastern Time)
	Location	Live Audio Webcast at: www.virtualshareholdermeeting.com/CVKD2026

Q:     How can I attend the 2026 Annual Meeting?

A:     As a record holder, you may attend the 2026 Annual Meeting by visiting www.virtualshareholdermeeting.com/CVKD2026 and entering the 16-digit control number included on your proxy card or Notice. The virtual annual meeting will begin promptly at 10:00 a.m. (Eastern Time) on Thursday, September 24, 2026. You may log in beginning at 9:30 a.m. (Eastern Time).

We encourage you to access the virtual annual meeting prior to the start time leaving ample time to confirm that your Internet or Wi-Fi connection is sufficient to access the features of the virtual annual meeting, and to allow sufficient time to check-in. The virtual meeting platform is supported across browsers (Edge, Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and mobile phones) that have the most updated version of applicable software and plugins installed. You should ensure that you have a strong Wi-Fi connection wherever you intend to participate in the 2026 Annual Meeting. While there is no fee to attend the virtual annual meeting, you may incur data or other fees imposed by your Internet or wireless carrier.

If you do not have a 16-digit control number, you may also visit www.virtualshareholdermeeting.com/CVKD2026 and log in as a guest. You will not be able to vote your shares during the virtual annual meeting if you participate as a guest.

The recording, reproduction or distribution of the virtual annual meeting, or any portion thereof, is strictly prohibited.

Q:     What if I am having technical difficulties?

A:     Technicians will be ready to assist you with any technical difficulties you may have in accessing the virtual annual meeting. Technical support will be available on the virtual annual meeting platform beginning at 9:30 a.m. (Eastern Time) on the day of the 2026 Annual Meeting by calling the numbers posted on the log in page.

Q:     How do I submit a question for the 2026 Annual Meeting?

A.     You may submit questions in advance of the meeting via the internet at www.proxyvote.com when you vote your shares. You can submit a question up to 11:59 p.m. Eastern Time on September 23, 2026.

Q:     What information is contained in the Proxy Statement?

A:     The information included in this Proxy Statement relates to the proposals to be voted on at the 2026 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:     How do I get electronic access to the proxy materials?

A:     This Proxy Statement and the 2025 Annual Report, which is not a part of our proxy solicitation materials, are or will be available at www.cadrenal.com and www.proxyvote.com.

Q:     What items of business will be voted on at the 2026 Annual Meeting?

A:     The five (5) items of business scheduled to be voted on at the 2026 Annual Meeting are: (1) the election of the Class I director named herein to the Board of Directors; (2) the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending on December 31, 2026 (the “Auditor Ratification Proposal”); (3) the approval of an amendment to the 2022 Plan to increase the number of shares of Common Stock that will be available for awards under the 2022 Plan by 323,542 shares to 1,000,000 shares (the Plan Amendment Proposal); (4) the approval, pursuant to Nasdaq Rule 5635(d), of the issuance of up to 960,000 shares of Common Stock upon the exercise of series C-1 warrants, which warrants were issued in connection with a private placement offering that closed on July 1, 2026 (the Warrant Exercise Proposal); and (5) the approval of an adjournment of the 2026 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Plan Amendment Proposal and/or the Warrant Exercise Proposal.

Q:     How does the Board of Directors recommend that I vote?

A:     The Board of Directors recommends that you vote your shares (1) FOR the nominee for Class I director named herein for election to the Board of Directors; (2) FOR the Auditor Ratification Proposal; (3) FOR the approval of the Plan Amendment Proposal; (4) FOR the approval of the Warrant Exercise Proposal; and (5) FOR the approval of the Adjournment Proposal.

Q:     What shares can I vote?

A:     You may vote or cause to be voted all shares owned by you as of the close of business on July 27, 2026, the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:     How may I vote?

A:     If you are a stockholder of record or hold a valid proxy, you can attend and vote electronically at the 2026 Annual Meeting through the virtual annual meeting platform. You may also vote on the internet, prior to 11:59 p.m. Eastern Time on September 23, 2026, by visiting www.proxyvote.com. Alternatively, you may call 1-800-690-6903 to vote your shares, which voting will also close at 11:59 p.m. Eastern Time on September 23, 2026 or you may sign, date and mail the proxy card, which must be received on or before September 23, 2026.

You may either vote FOR the nominee to the Board of Directors or you may WITHHOLD your vote for the nominee. With respect to Proposals 2, 3, 4 and 5 you may vote FOR, AGAINST, or ABSTAIN. On Proposals 2, 3, 4 and 5, if you ABSTAIN, it has the same effect as a vote AGAINST.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you can attend and vote electronically at the 2026 Annual Meeting through the virtual annual meeting platform. You may also have your shares voted by proxy by mail, through the internet or by telephone by following the instructions provided in your proxy card or Notice. We urge you to have your shares voted by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instruction from that organization. Follow the instructions from your broker or bank included with the Notice or proxy materials, or contact your broker or bank to request a proxy form.

Q:     How many votes do I have?

A:     On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.

Q:     What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote at the 2026 Annual Meeting or by proxy, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. If the broker or nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will not be able to vote your shares on such matter, often referred to as a broker non-vote. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal 1, Proposal 3, Proposal 4 or Proposal 5 without your instructions, but may vote your shares on Proposal 2 even in the absence of your instruction.

Q:     What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:     If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, FOR the election of the nominee for Class I director named herein, and FOR Proposals 2, 3, 4 and 5. The persons named as proxies will also be authorized to vote in their discretion upon such other matters as may properly come before the 2026 Annual Meeting or any adjournment or postponement thereof. If any nominee for director is unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee as the Board recommends.

Q:     Can I change my vote or revoke my proxy?

A:     You may change your vote or revoke your proxy at any time before the final vote at the 2026 Annual Meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Cadrenal Therapeutics, Inc., 822 A1A North, Suite 306, Ponte Vedra, Florida 32082; (2) submit a later-dated proxy (either by mail, telephone or internet), subject to the voting deadlines that are described on the Notice or proxy card, as applicable; or (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date. You may also revoke your proxy by attending the 2026 Annual Meeting and voting by internet. Attendance at the 2026 Annual Meeting alone will not revoke your proxy.

For shares you hold beneficially, you may change your voting instructions by following the instructions provided by your broker or bank.

Q:     Who can help answer my questions?

A:     If you have any questions about the 2026 Annual Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you should contact the Corporate Secretary, Cadrenal Therapeutics, Inc., 822 A1A North, Suite 306, Ponte Vedra, Florida 32082, or by phone at (904) 300-0701.

Q:     How are votes counted?

A:     In the election of director proposal, you may vote FOR the nominee for Class I director named herein or you may direct your vote to be WITHHELD with respect the nominee.

With respect to Proposals 2, 3, 4 and 5, you may vote, FOR, AGAINST or ABSTAIN. On Proposals 2, 3, 4 and 5, if you ABSTAIN, it has the same effect as a vote AGAINST.

If you provide specific instructions, your shares will be voted as you instruct.

Q:     What is a quorum and why is it necessary?

A:     Conducting business at the 2026 Annual Meeting requires a quorum. A quorum will be present if stockholders holding at least thirty-four percent (34%) of the outstanding shares entitled to vote at the 2026 Annual Meeting are present at the 2026 Annual Meeting, by logging into the meeting pursuant to the instructions provided herein, or represented by proxy. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the 2026 Annual Meeting by logging in as instructed herein. If you are a beneficial owner whose shares are held by a broker, bank or other nominee, you must instruct the broker, bank or nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on proposals on which brokers do not have discretionary authority. This is called a “broker non-vote.” Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the 2026 Annual Meeting may be adjourned to another date by the chairperson of the 2026 Annual Meeting or the vote of the stockholders holding a majority of the shares present at the meeting or represented by proxy.

Q:     What is the voting requirement to approve each of the proposals?

A:     If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matter to be submitted to our stockholders at the 2026 Annual Meeting is Proposal 2 and with respect to such proposal there should be no broker non-votes. If you do not direct your broker how to vote on the Auditor Ratification Proposal, your broker may exercise discretion and may vote your shares on such proposal in its discretion. Proposal 1, Proposal 3, Proposal 4 and Proposal 5 are not routine matters. Accordingly, if you do not direct your broker how to vote for the nominee for director in Proposal 1 or on Proposal 3, Proposal 4 or Proposal 5 your broker may not exercise discretion and may not vote your shares on such proposals.

For Proposal 1 (the election of director proposal), the person named herein receiving the highest number of FOR votes (from the holders of votes of shares present at the 2026 Annual Meeting or represented by proxy at the 2026 Annual Meeting and entitled to vote on the election of directors) will be elected. Only votes FOR will affect the outcome. WITHHELD votes and broker non-votes will have no effect on the outcome of the vote as long as the nominee receives at least one FOR vote. You do not have the right to cumulate your votes.

To be approved, Proposal 2 (the Auditor Ratification Proposal) must receive the affirmative vote from the holders of a majority of those shares present at the 2026 Annual Meeting or represented by proxy and entitled to vote on that proposal at the 2026 Annual Meeting. Accordingly, abstentions on this proposal will have the same effect as a vote AGAINST the proposal. Although ratification is not required by our Bylaws or otherwise, we are submitting the selection of WithumSmith+Brown, PC to you for ratification as a matter of good corporate practice. Because Proposal 2 is a routine matter for which brokers have discretion, broker non-votes should not exist for this matter. Proposal 2 is an advisory vote, and therefore is not binding on us, the Audit Committee of the Board of Directors (the “Audit Committee”) or the Board of Directors. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Cadrenal and its stockholders.

To be approved, Proposal 3 (the Plan Amendment Proposal) must receive the affirmative vote of a majority of the shares of Common Stock, present or represented by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote AGAINST this proposal. Broker non-votes will have no effect on this proposal.

To be approved, Proposal 4 (the Warrant Exercise Proposal) must receive the affirmative vote of a majority of the shares of Common Stock, present or represented by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote AGAINST this proposal. Broker non-votes will have no effect on this proposal.

To be approved, Proposal 5 (the Adjournment Proposal) must receive the affirmative vote of a majority of the shares of Common Stock, present or represented by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote AGAINST this proposal. Broker non-votes will have no effect on this proposal.

For purposes of Proposal 1, broker non-votes are not considered to be “votes cast” at the 2026 Annual Meeting. As such, a broker non-vote will not be counted as a vote FOR or WITHHELD with respect to the director in Proposal 1; and, therefore, will have no effect on the outcome of the vote on any such proposal.

We encourage you to vote FOR the nominee named in Proposal 1 and vote FOR Proposal 2, Proposal 3, Proposal 4 and Proposal 5.

Q:     What should I do if I receive more than one Proxy Statement?

A:     You may receive more than one Proxy Statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Proxy Statement. Please follow the voting instructions on all of the Proxy Statements to ensure that all of your shares are voted.

Q:     Where can I find the voting results of the 2026 Annual Meeting?

A:     We intend to announce preliminary voting results at the 2026 Annual Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the 2026 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2026 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:     What happens if additional matters are presented at the 2026 Annual Meeting?

A:     Other than the five (5) items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2026 Annual Meeting. If you grant a proxy, the person named as proxy holder, Quang X. Pham, our Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2026 Annual Meeting. If for any unforeseen reason our nominee is not available as a candidate for director, the person named as proxy holder will vote your proxy for any candidate nominated by the Board of Directors.

Q:     Who will count the votes?

A:     One or more inspectors of election will tabulate the votes.

Q:     Is my vote confidential?

A:     Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Cadrenal or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:     Who will bear the cost of soliciting votes for the 2026 Annual Meeting?

A:     The Board of Directors is making this solicitation on behalf of Cadrenal, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards.

Q:     When are stockholder proposals and director nominations due for next year’s annual meeting?

A:     Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company in writing not later than April 5, 2027 at Cadrenal Therapeutics, Inc., 822 A1A North, Suite 306, Ponte Vedra, Florida 32082. If you wish to submit a proposal (including a director nomination) at the 2027 Annual Meeting, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2027 Annual Meeting, but does not intend to have included in the proxy materials prepared by the Company in connection with the 2027 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above not less than 90 days nor more than 120 days before the first anniversary of the 2026 Annual Meeting. As a result, stockholders who intend to present proposals at the 2027 Annual Meeting under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Bylaw requirements, no earlier than the close of business on May 27, 2027 and no later than the close of business on June 26, 2027. However, if we hold the 2027 Annual Meeting on a date that is not within 30 days before or 30 days after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made. In addition, the stockholder must comply with the requirements set forth in our Bylaws and the stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal or nomination and each proposal or nomination that such stockholder intends to present at the 2027 Annual Meeting.

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Cadrenal nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 26, 2027. If the date of the 2027 Annual Meeting date is changed by more than 30 days before or after September 24, 2027, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made.

See “Stockholder Proposals For the 2027 Annual Meeting.”

PROPOSAL 1

ELECTION OF DIRECTOR

The Board of Directors currently consists of four (4) directors and is divided into three classes. Each class serves for three (3) years, with the terms of office of the respective classes expiring in successive years. The director in Class I is standing for election at the 2026 Annual Meeting, the directors in Class II will stand for election at the 2027 Annual Meeting and the director in Class III will stand for election at the 2028 Annual Meeting of Stockholders. The terms of office of directors in Class II and Class III do not expire until the Annual Meetings of Stockholders held in 2027 and 2028, respectively.

At the recommendation of our Nominating and Corporate Governance Committee, the Board of Directors proposed that Quang X. Pham, as Class I nominee, whom is currently serving as a director in Class I, be elected as a Class I director for a three-year term expiring at the 2029 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.

Shares represented by proxies will be voted “FOR” the election of the director nominee named below, unless the proxy is marked to withhold authority to so vote. If the nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. The nominee has consented to being named in this Proxy Statement and has indicated his intent to serve if elected. The Company has no reason to believe that the nominee named below will be unable or unwilling to serve as a director if elected. Proxies may not be voted for more than one director. Stockholders may not cumulate votes for the election of director.

Nominee to the Board of Directors

The Class I director nominee and his age, position with our company and the expiration of his term on the Board of Directors (assuming he is re-elected at the 2026 Annual Meeting) are provided in the table below and in the additional biographical description set forth in the text below the table.

Name of Director Nominee	Age	Position	Director Since	Current Term Expires
Quang X. Pham	61	Chairman & CEO	2022	2026

Class I Director

Quang X. Pham, Chairman and Chief Executive Officer

Quang X. Pham has served as our Chief Executive Officer since he formed the Company in 2022 and served as our Interim Chief Financial Officer from May 2026 until the appointment of Mr. Sharp on June 25, 2026. He previously served as Chairman & CEO of Espero BioPharma (“Espero”), which he also founded, and which previously advanced tecarfarin, a Phase 3-ready, orphan-designed blood thinner, since its formation in March 2015 until July 2020, at which time a petition for assignment for the benefit of creditors was filed in the Delaware Chancery Court, seeking an assignment of Espero’s assets. Under his leadership, Cadrenal has also acquired frunexian, a fast-acting Factor XIa anticoagulant in Phase 2 for coronary artery bypass grafting (CABG), and VLX-1005, a 12-LOX inhibitor (Phase 2 complete) for the treatment of heparin-induced thrombocytopenia (HIT). Prior to Espero, he founded and served as Chairman and CEO of Lathian Systems, a venture-backed digital and database marketing company serving the pharmaceutical industry until it was acquired by D&R Communications. Mr. Pham is a graduate of UCLA. He is a recipient of the EY® Entrepreneur of the Year, BioFlorida’s Executive of the Year Awards, and a bestselling author. He also served as a U.S. Marine Corps aviator in two overseas conflicts. We believe Mr. Pham is qualified to serve on our Board of Directors because of his significant business, mergers and acquisitions, and fundraising experience, numerous interactions with the FDA, continuous history with tecarfarin development, and his extensive knowledge of the pharmaceutical industry and our competitors.

Vote Required

Provided that a quorum is present, the nominee for director receiving a plurality of the votes cast at the 2026 Annual Meeting or by proxy will be elected to serve as Class I director of the Board. Accordingly, the nominee receiving the highest number of votes will be elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE LISTED ABOVE AS CLASS I DIRECTOR TO THE BOARD

CONTINUING DIRECTORS

The directors who are serving terms that end following the 2026 Annual Meeting and their ages, position, length of service on the Board of Directors and the expiration of their respective terms are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director	Age	Position	Director Since	Term Expires
Class II Directors
John Murphy	76	Director	2023	2027
Lee Golden	59	Director	2025	2027
Class III Director
Glynn Wilson	79	Director	2023	2028

Class II Directors

John R. Murphy

John R. Murphy has served on our Board of Directors since January 2023. Since 2003, John R. Murphy has served on the Board of Directors of O’Reilly Automotive, Inc., where he served as Chairman of the Audit Committee from 2003 until 2019. Currently, he serves on the Audit Committee and Human Capital and Compensation Committee (Chair). Mr. Murphy also served on the Board of Directors of Summit Materials, Inc. from 2012 to 2024, where he was the Chair of the Audit Committee. Previously he served as a Director, Audit Committee Chairman, and Member of the Nominating and Governance Committee of Apria, Inc. (“Apria”) from August 2019 until April 2022. He also served on the Board of Directors of Alight Solutions LLC and was the Audit Committee Chairman from February 2020 until May 2022 and DJO Global, Inc. from 2012 until 2019. Mr. Murphy also previously served on the Board of Directors of Graham Packaging, Inc. and Accuride Corporation, Inc. He previously served as Interim Chief Financial Officer of Summit Materials, Inc. in 2013, Senior Vice President and Chief Financial Officer of Smurfit-Stone Container Corporation from 2009 to 2010, and Chief Financial Officer, then President and Chief Operating Officer, then President and Chief Executive Officer with Accuride Corporation, Inc. from 1998 to 2008. Mr. Murphy holds a Bachelor of Science in Accounting from Pennsylvania State University and a Master of Business Administration from the University of Colorado, and is a Certified Public Accountant. We believe Mr. Murphy is qualified to serve on our Board of Directors due to his substantial experience guiding public company boards and knowledge and experience as chief financial officer.

Lee Golden

Dr. Lee Golden has served on our Board of Directors since November 2025. Dr. Golden currently serves as Executive Vice President and Chief Medical Officer at PTC Therapeutics, Inc., a Nasdaq-listed company, where he leads global clinical development across a broad rare disease pipeline. Before joining PTC, Dr. Golden served as the Chief Medical Officer at Espero BioPharma, Inc., a development-stage cardiovascular pharmaceutical company focused on developing drugs for unmet needs in thrombosis and cardiac rhythm control, and as Chief Medical Officer at Gemphire Therapeutics, Inc. He also serves as Chairman of the Advisory Board for Coagulation Sciences LLC. Previously, Dr. Golden held senior roles at Pfizer, Actelion, Eisai, Mesoblast, and others, with a long-standing focus on cardiovascular and hematologic drug development. Dr. Golden has more than 25 years of industry experience, with increasing responsibilities, managing global, cross-functional teams responsible for creating and deploying strategic and clinical development plans. He has extensive experience across multiple therapeutic areas and with orphan diseases. Dr. Golden received a B.S. from the University of Michigan and an MD from New York University School of Medicine, where he also completed his Internal Medicine residency. He then completed Fellowships in Cardiology at the University of Miami and Interventional Cardiology at George Washington University Hospital, where he also served as an adjunct instructor. We believe that Dr. Golden is qualified to serve on our Board of Directors due to his knowledge and experience in cardiovascular drug development and with public companies, which will assist us as we work to complete our drug development and commercialization activities.

Class III Director

Glynn Wilson, Ph.D., Director

Dr. Glynn Wilson has served on our Board of Directors since January 2023. He is currently Chief Executive Officer and Director of Caring Brands, Inc. He was on the Board of Directors of Jupiter Wellness, Inc. (“Jupiter”) since November 2018, serving as Chairman since October 2019. Dr. Wilson also served as Jupiter’s Chief Scientific Officer since April 2021 and served as its Head of Research and Development from October 2019 to July 2021. Dr. Wilson previously served as a Director of TapImmune, Inc. from February 2005 until October 2018 and as Chief Executive Officer from July 2009 through September 2017. Dr. Wilson also served as President of Auriga Laboratories, Inc. from June 1, 2005 through March 13, 2006, and as Chief Scientific Officer from March 13, 2016 through August 25, 2006. He was the Chief Scientific Officer at Tacora Corporation from 1994 to 1997 and was the Vice-President, R&D, at Access Pharmaceuticals from 1997 to 1998. Dr. Wilson was Research Area Head, Cell and Molecular Biology in Advanced Drug Delivery at Ciba-Geigy Pharmaceuticals from 1984 – 1989 and Worldwide Head of Drug Delivery at SmithKline Beecham from 1989 to 1994. He was a faculty member at Rockefeller University, New York, in the laboratory of the Nobel Laureates, Sanford Moore and William Stein, from 1974 to 1979. Dr. Wilson is a recognized leader in the development of drug delivery systems and has been involved in taking lead products & technologies from concept to commercialization. Dr. Wilson has a Ph.D. in Biochemistry and conducted medical research at The Rockefeller University, New York. We believe that Dr. Wilson’s extensive background of success in corporate management and product development, with tenures in both multinational and start-up biotech organizations, will assist us as we work to complete our drug development and commercialization activities.

Family Relationships

There are no family relationships among any of our directors or executive officers.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

Under the rules of Nasdaq, independent directors must comprise a majority of our Board of Directors. The rules of Nasdaq, as well as those of the SEC, impose several requirements with respect to the independence of our directors. Our Board of Directors has conducted a review of its proposed composition, the composition of its proposed committees and the independence of each director in accordance with these rules. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that John R. Murphy, Dr. Glynn Wilson and Dr. Lee Golden do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq and the SEC. In making this determination, our Board of Directors considered relationships that each director has with the Company, including the transactions described under the section entitled “Certain Relationships and Related Party Transactions.”

Board Leadership Structure

The Board does not have a policy that requires the separation of the roles of Chief Executive Officer and Chairman of the Board. The Board annually reviews its leadership structure to assess what best serves the interests of the Company and its stockholders at a given time. Currently, our Chief Executive Officer also serves as our Chairman of the Board of Directors. Our Board of Directors does not have a lead independent director. The Board of Directors believes that an appropriate leadership structure depends on the opportunities and challenges facing a company at a given time. Our Board of Directors has determined the current leadership structure is appropriate and effective given our stage of development.

Risk Oversight

One of the Board of Directors’ key functions is informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, the Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the effectiveness of our internal control over financial reporting and cybersecurity policies. Our Nominating and Corporate Governance Committee monitors our risk governance structure, risk assessment and risk management practices, as well as our risk appetite and strategy relating to key risks, and the guidelines, policies and processes related thereto. The Nominating and Corporate Governance Committee also has the responsibility to manage risks associated with the independence of the Board of Directors. Our Compensation Committee assesses and monitors the impact of our compensation policies and practices for all employees on our risk profile.

Board and Committee Meetings and Attendance

The Board of Directors and its committees currently meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During the fiscal year ended December 31, 2025, the Board of Directors held five meetings. The Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Science and Technology Committee met seven, six, four and six times, respectively. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2025 attended no less than 75% of the meetings of the Board of Directors and Board committees on which such director served during 2025.

Board Attendance at Annual Stockholders’ Meeting

Our policy is to invite and encourage each member of the Board of Directors to attend our annual meetings of stockholders. All four of our then-current directors virtually attended our annual meeting of stockholders for the 2025 fiscal year.

Review and Approval of Transactions with Related Persons

The Board of Directors has adopted policies and procedures for review, approval and monitoring of transactions involving Cadrenal and “related persons” (directors and executive officers or their immediate family members, or stockholders owning 5% or greater of the Company’s outstanding stock). The policy covers any related person transaction that meets the minimum threshold for disclosure in the Proxy Statement under the relevant rules of the SEC. Pursuant to our charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions.” For purposes of the Audit Committee Charter, “Related Party Transactions” means those transactions required to be disclosed pursuant to Item 404 of SEC Regulation S-K.

A discussion of our current related person transactions appears in this Proxy Statement under “Transactions with Related Persons, Promoters and Certain Control Persons.”

Stockholder Communication with Directors

Historically, the Company has not provided a formal process related to stockholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner.

Stockholders and interested parties who wish to communicate with the Board of Directors, non-management members of the Board of Directors as a group, a committee of the Board of Directors or a specific member of the Board of Directors may do so by letters addressed to the attention of our Corporate Secretary. The address for these communications is: Cadrenal Therapeutics, Inc., c/o Corporate Secretary, 822 A1A North, Suite 306, Ponte Vedra, Florida 32082.

All communications received as set forth in the preceding paragraph will be opened by the office of our Secretary and the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in Cadrenal for review and possible response.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all officers, directors and employees, including those officers responsible for financial reporting. The full text of the Code of Conduct is posted on our website at www.cadrenal.com and a copy will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 822 A1A North, Suite 306, Ponte Vedra, Florida 32082. If we make any substantive amendments to the Code of Conduct or grant any waiver from a provision of the Code of Conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website or by filing with the SEC a Current Report on Form 8-K, in each case if such disclosure is required by SEC or the Nasdaq rules.

Insider Trading/Anti-Hedging/Anti-Pledging

We have adopted an insider trading policy (the “Trading Policy”) that is designed to promote compliance with federal securities laws, rules and regulations, as well as the rules and regulations of the Nasdaq Stock Market. The Trading Policy provides Cadrenal’s standards on trading and causing the trading of our securities or securities of other publicly traded companies while in possession of confidential information. It prohibits trading in certain circumstances and applies to us and all of our directors, officers and employees as well as independent contractors or consultants who have access to material nonpublic information of Cadrenal. Additionally, our Trading Policy imposes special additional trading restrictions applicable to all of our directors and executive officers. The Trading Policy also prohibits, among other things, short-term trading, short sales, options trading, hedging and pledging. Consequently, no employee, executive officer or director may enter into a hedge or pledge of the Company’s Common Stock, including short sales, derivatives, put options, swaps and collars. A copy of our Trading Policy is available on our website at www.cadrenal.com and is annexed as an exhibit to our 2025 Annual Report.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has the authority to appoint committees to perform certain management and administration functions. As disclosed above, the Board of Directors has established an Audit Committee, a Compensation Committee, Nominating and Corporate Governance Committee and Science and Technology Committee. The Board of Directors may establish other committees to facilitate the management of our company’s business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors.

All of the committees comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq, and SEC rules and regulations as further described below. The charters for each of these committees are available on our website at www.cadrenal.com. Information contained on or accessible through our website is not a part of this Proxy Statement and the inclusion of such website address in this Proxy Statement is an inactive textual reference only.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Science and Technology Committee, each of which has the composition and responsibilities described below. Each committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors. From time to time, our Board of Directors may establish other ad hoc committees to facilitate the management of our business as it sees fit and in accordance with applicable law and our corporate governance documents.

The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Science and Technology Committee
Quang X. Pham	—	—	—	—
John Murphy	Chair	Member	Member	—
Glynn Wilson	Member	Chair	Chair	Member
Lee Golden	Member	—	—	Chair

Audit Committee.    Our Audit Committee consists of John Murphy, Dr. Glynn Wilson and Dr. Lee Golden, with John Murphy serving as the Chair of the Audit Committee. Our Board of Directors has determined that all of the directors who serve on our Audit Committee are independent within the meaning of the rules and regulations of the Nasdaq Stock Market and Rule 10A-3 under the Exchange Act. In addition, our Board of Directors has determined that John Murphy qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq Stock Market. The primary purpose of the Audit Committee is to oversee the quality and integrity of our accounting and financial reporting processes and the audit of our financial statements. Specifically, the Audit Committee:

•        selects and hires the independent registered public accounting firm to audit our financial statements;

•        helps to ensure the independence and performance of the independent registered public accounting firm;

•        approves audit and non-audit services and fees;

•        reviews financial statements and discusses with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

•        prepares the audit committee report that the SEC requires to be included in our annual proxy statement;

•        reviews reports and communications from the independent registered public accounting firm;

•        reviews the adequacy and effectiveness of our internal controls and disclosure controls and procedure;

•        reviews our policies on risk assessment and risk management;

•        reviewing and discussing our policies regarding information technology security and protection from cyber risks;

•        reviews and approves related party transactions; and

•        establishes and oversees procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Compensation Committee.    Our Compensation Committee consists of Glynn Wilson and John Murphy, with Dr. Glynn Wilson serving as the Chair of the Compensation Committee. Our Board of Directors has determined that all of the directors who serve on our Compensation Committee are independent under the listing standards, are “non-employee directors” as defined in rule 16b-3 promulgated under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Our Compensation Committee oversees our compensation policies, plans and benefits programs. The Compensation Committee also:

•        oversees our overall compensation philosophy and compensation policies, plans and benefit programs;

•        reviews and recommends to our Board of Directors for approval compensation for our executive officers and directors;

•        Will prepare the compensation committee report that the SEC would require to be included in our annual proxy statement if we were no longer deemed to be an emerging growth company or a smaller reporting company; and

•        administers our equity compensation plans.

Nominating and Corporate Governance Committee.    Our Nominating and Corporate Governance Committee consists of Dr. Glynn Wilson and John Murphy, with Dr. Glynn Wilson serving as the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee oversees and assists our Board of Directors in reviewing and recommending nominees for election as directors. All members who serve on the Nominating and Corporate Governance Committee are independent directors as defined under the listing standards of the Nasdaq Stock Market. Specifically, the Nominating and Corporate Governance Committee:

•        identifies, evaluates and makes recommendations to our Board of Directors regarding nominees for election to our Board of Directors and its committees, including consideration of recommendations for election to the Board of Directors by stockholders if submitted in a timely manner in accordance with the procedures set forth in our bylaws;

•        considers and makes recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;

•        reviews developments in corporate governance practices;

•        evaluates the adequacy of our corporate governance practices and reporting; and

•        evaluates the performance of our Board of Directors and of individual directors.

Science and Technology Committee.    Our Science and Technology Committee (the “S&T Committee”) consists of Dr. Glynn Wilson and Dr. Lee Golden, with Dr. Lee Golden serving as the Chair of the S&T Committee. The primary purpose of the S&T Committee is to periodically examine management’s strategic direction and investment in our research and development and technology initiatives. Specifically, the S&T Committee:

•        reviews, evaluates and reports to the Board regarding the performance of the research and development leaders in achieving long-term strategic goals and objectives and the quality, direction and competitiveness of our research and development programs;

•        identifies and discusses significant emerging science and technology issues and trends;

•        reviews and advises the Board on the acquisition and/or in license of other potential assets;

•        determines whether there is sufficient and ongoing external review from world-class experts across both research and development, pertaining to our therapeutic areas;

•        reviews our approaches to acquiring and maintaining a range of distinct technology positions;

•        evaluates the soundness/risks associated with the technologies in which we are investing;

•        periodically reviews our overall patent strategies; and

•        monitors the progress of our research and development pipeline.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee will be serving, or will have ever served, as an officer or employee of ours. None of our executive officers currently serves, or has served during the last completed year, as a member of the Board of Directors, Compensation Committee or other board committee performing equivalent functions of any entity that has one or more executive officers who served as a member of our Board of Directors during the last completed year.

Limitation of Liability and Indemnification

Our amended and restated bylaws provide indemnification for our directors and executive officers to the fullest extent permitted by the Delaware General Corporation Law. The indemnification agreements that we have entered into with each of our current executive officers and directors may, in some cases, be broader than the specific indemnification provisions contained under Delaware law.

In addition, as permitted by Delaware law, our amended and restated certificate of incorporation includes provisions that eliminate the personal liability of our directors and officers for monetary damages resulting from breaches of certain fiduciary duties as a director or officer, as applicable, except to the extent such an exemption from liability thereof is not permitted under the Delaware General Corporation Law. The effect of these provisions is to restrict our rights and the rights of our stockholders in derivative suits to recover monetary damages against a director or officer for breach of fiduciary duties as a director or officer, subject to certain exceptions in which case the director or officer would be personally liable. An officer may not be exculpated for any action brought by or in the right of the corporation. A director may not be exculpated for improper distributions to stockholders. Further, pursuant to Delaware law a director or officer may not be exculpated for:

•        any breach of his or her duty of loyalty to us or to our stockholders;

•        acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; and

•        any transaction from which the director or officer derived an improper personal benefit.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of directors and officers, then the liability of our directors and officers will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our certificate of incorporation does not eliminate the duty of care owed by our directors and officers and, in appropriate circumstances, equitable remedies, such as injunctive or other forms of non-monetary relief, remain available under Delaware law. This provision also does not affect the responsibilities of directors and officers under any other laws, such as the federal securities laws or other state or federal laws. Under our amended and restated bylaws, we will also be empowered to purchase insurance on behalf of any person whom we are required or permitted to indemnify.

In the case of an action or proceeding by or in the right of our company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors and officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. Moreover, a stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

We have entered into separate indemnification agreements with each of our current executive officers and directors, in addition to the indemnification that is provided for in our amended and restated bylaws. The indemnification agreements and our amended and restated bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2025

Director Compensation

For the fiscal year ended December 31, 2025, our directors received annual cash compensation in the amount of $35,000. In addition, the Chair of the Audit Committee received additional annual cash compensation of $25,000, the Chair of the Compensation Committee and Nominating and Corporate Governance Committee each received additional annual cash compensation of $10,000, the Chair of the Science and Technology Committee received additional annual cash compensation of $25,000 and members of the Science and Technology Committee each received additional annual cash compensation of $15,000. From time to time, we may grant additional stock options to certain of our non-employee directors as compensation for their services as directors.

The following table shows certain information with respect to the compensation of all of our non-employee directors for the fiscal year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(4)(5)	Option Awards ($)(4)(5)	Total ($)
John R. Murphy	$60,000	$—	$253,840	$313,840
Steven Zelenkofske, D.O.(1)	$63,750	$—	$253,840	$317,590
Glynn Wilson, Ph.D.	$56,250	$—	$253,840	$310,090
Robert Lisicki(2)	$17,500	$—	$253,840	$271,340
Lee Golden(3)	$5,163	$—	$27,970	$33,133

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(1)      Dr. Zelenkofske resigned from the Board of Directors effective June 30, 2026.

(2)      Mr. Lisicki resigned from the Board of Directors on July 15, 2025.

(3)      Dr. Golden was appointed to the Board of Directors on November 24, 2025.

(4)      In accordance with SEC rules, this column reflects the aggregate fair value of the stock and option awards granted as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (ASC 718). The valuation assumptions used in determining such amounts are described in Note 1 and Note 7 to our audited financial statements included in the 2025 Annual Report. These amounts do not correspond to the actual value that may be realized by the Directors upon vesting or exercise of such awards.

(5)      The table below shows the aggregate number of option awards outstanding at fiscal year-end of our non-employee directors.

John R. Murphy	33,334
Steven Zelenkofske, D.O.	30,000
Glynn Wilson, Ph.D.	28,000
Robert Lisicki	0
Lee Golden	5,000

PROPOSAL 2

AUDITOR RATIFICATION PROPOSAL

Our independent registered public accounting firm for the fiscal year ended December 31, 2025 was the firm of WithumSmith+Brown, PC. The Audit Committee has selected WithumSmith+Brown, PC as Cadrenal’s independent registered public accounting firm for fiscal 2026.

A representative of WithumSmith+Brown, PC is expected to be present either virtually or via teleconference at the 2026 Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Vote Required

The affirmative vote of the holders of a majority of the shares present at the 2026 Annual Meeting or represented by proxy and entitled to vote on this matter at the 2026 Annual Meeting will be required to approve the ratification of the appointment of Cadrenal’s independent registered public accounting firm. Abstentions will be counted and will have the same effect as a vote against the proposal. Broker non-votes are not expected for this proposal.

Ratification of the appointment of WithumSmith+Brown, PC by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2026 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” RATIFICATION OF THE SELECTION OF WITHUMSMITH+BROWN, PC AS
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL
YEAR ENDING ON DECEMBER 31, 2026.

AUDIT COMMITTEE REPORT1

The Audit Committee has reviewed and discussed Cadrenal’s audited financial statements as of and for the year ended December 31, 2025 with the management of Cadrenal and WithumSmith+Brown, PC, Cadrenal’s independent registered public accounting firm. Further, the Audit Committee has discussed with WithumSmith+Brown, PC the matters required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of Cadrenal’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the financial statements.

The Audit Committee also has received the written disclosures and the letter from WithumSmith+Brown, PC required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to WithumSmith+Brown, PC’s independence from Cadrenal, and has discussed with WithumSmith+Brown, PC its independence from Cadrenal. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to Cadrenal is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from Cadrenal and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining WithumSmith+Brown, PC’s independence. The Audit Committee also reviewed management’s report on its assessment of the effectiveness of Cadrenal’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of Cadrenal’s internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that Cadrenal’s audited financial statements for the year ended December 31, 2025 and management’s assessment of the effectiveness of Cadrenal’s internal control over financial reporting be included in Cadrenal’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC. The Audit Committee has recommended, and the Board of Directors has approved, subject to stockholder ratification, the selection of WithumSmith+Brown, PC as Cadrenal’s independent registered public accounting firm for the year ending December 31, 2026.

Submitted by the Audit Committee.

Members of the Audit Committee**
John Murphy
Glynn Wilson

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**      Dr. Lee Golden does not appear as a signatory to this Audit Committee Report because he was appointed to the Audit Committee in July 2026 and therefore was not a member of the Audit Committee during the fiscal year ended December 31, 2025.

**      Dr. Steven Zelenkofske does not appear as a signatory to this Audit Committee Report because he resigned as a director effective June 30, 2026 and is not a member of the Audit Committee on the date of submission of this Audit Committee Report.

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1     The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of Cadrenal under the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Fees Paid to the Independent Registered Public Accounting Firm

WithumSmith+Brown, PC serves as our independent registered public accounting firm.

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth the aggregate fees including expenses billed to us for the years ended December 31, 2025 and 2024 by our auditors:

	Year Ended December 31, 2025	Year Ended December 31, 2024
Audit Fees	$129,772	$185,007
Tax Fees	—	—
Audit-Related Fees	$27,278	$29,930
All Other Fees	—	—
Total	$157,050	$214,937

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***    Audit-related fees represent charges for work on registration statements including comfort letters and consents.

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks, and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

PROPOSAL 3

PLAN AMENDMENT PROPOSAL

The 2022 Plan was initially approved by the Board and our stockholders in October 2022. The maximum number of shares of Common Stock that were originally available to be issued under the 2022 Plan in connection with awards was 127,333 shares (on a post-reverse stock split basis), consisting of shares of Common Stock that were reserved and available for issuance pursuant to the grant of new awards under our prior plan that was adopted in July 2022 (the “Initial Plan”), and shares that were subject to outstanding stock options or other awards granted under our Initial Plan or the 2022 Plan as of January 19, 2023 that terminate or expire prior to exercise or settlement; are not issued because the award is settled in cash; are forfeited because of the failure to vest; or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time.

In addition, initially, the maximum number of shares of Common Stock that may be issued under the 2022 Plan automatically increased on January 1st of each calendar year to a number of shares of Common Stock equal to 20% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year. Pursuant to such provision, on January 1, 2024, the shares available under the 2022 Plan increased by 46,303 shares to a maximum of 173,636 shares. Pursuant to an amendment to the 2022 Plan that was approved by the Company’s stockholders on July 29, 2024, the number of shares available for awards under the 2022 Plan was increased by 133,333 shares to 306,969 shares and the evergreen provision was amended such that the maximum number of shares of Common Stock that may be issued under the 2022 Plan will automatically increase on January 1 of each calendar year commencing on January 1, 2025 and ending on (and including) January 1, 2032, to a number of shares of Common Stock equal to 20% of: (i) the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year; plus (ii) the shares of Common Stock issuable upon exercise of warrants and pre-funded warrants outstanding on December 31 of the preceding calendar year; provided, however that the board of directors, or the compensation committee, may act prior to January 1 of a given calendar year to provide that the increase for such year will be a lesser number of shares of Common Stock. On (i) January 1, 2025, the shares available under the 2022 Plan increased by 172,716 shares to a maximum of 479,685 shares; and (ii) on January 1, 2026, the shares available under the 2022 Plan increased by 196,773 shares to a maximum of 676,458 shares.

As of the Record Date, we have 264,587 shares of Common Stock available for future issuance under the 2022 Plan (not including future increases under the 2022 Plan’s current evergreen provision).

Our Board has approved, subject to stockholder approval, an amendment to the 2022 Plan to increase the number of shares authorized for issuance thereunder by 323,542 shares to 1,000,000 shares of Common Stock. The proposed Amendment No. 2 to the 2022 Plan (the “2022 Plan Amendment No. 2”), is attached hereto as Annex A.

A summary of the 2022 Plan, as proposed to be amended, is set forth below. This summary is qualified in its entirety by the full text of the proposed 2022 Plan Amendment No. 2.

Reasons for the Proposed Amendment

The Board recommends that stockholders vote “FOR” the adoption of the 2022 Plan Amendment No. 2 to increase the number of authorized shares available for issuance under the 2022 Plan. In making such recommendation, the Board considered a number of factors, including the following:

•        Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value. The 2022 Plan Amendment No. 2 will allow us to continue to attract, motivate and retain our officers, key employees, non-employee directors and consultants.

•        We believe the current amount of shares remaining available for grant under the 2022 Plan are not sufficient in light of our compensation structure and strategy, and that the additional shares being sought plus future increases pursuant to the evergreen provision will ensure that we continue to have a sufficient number of shares authorized and available for future awards issued under the 2022 Plan Amendment No. 2.

Stockholders are asked to approve the 2022 Plan Amendment No. 2 to satisfy Nasdaq requirements relating to stockholder approval of equity compensation and to qualify certain stock options authorized under the 2022 Plan for treatment as incentive stock options under Section 422 of the Internal Revenue Code.

Share Usage and Key Data

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee monitors our annual stock award Burn Rate and Overhang (each as defined below), among other factors, in its efforts to maximize stockholders’ value by granting what, in the Committee’s judgment, are the appropriate number of equity incentive awards necessary to attract, reward, and retain employees, non-employee directors and consultants. The table below illustrates our Burn Rate and Overhang under our 2022 Plan for the past three fiscal years with details of each calculation noted below the table.

	2025	2024	2023
Burn Rate(1)	12.2%	4.4%	1.0%
Overhang(2)	16.8%	14.3%	12.5%

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(1)      Burn Rate is (number of shares subject to equity awards granted during a fiscal year)/(total common shares outstanding for that fiscal year).

(2)      Overhang is (number of shares subject to outstanding awards at the end of a fiscal year + number of shares available for new awards under incentive plan)/(number of shares subject to outstanding awards at the end of the fiscal year + number of shares available for new awards under incentive plan + total common shares outstanding for that fiscal year).

Text of the Amendment

The proposed 2022 Plan Amendment No. 2 is attached hereto as Annex A. The proposed 2022 Plan Amendment No. 2 increases the shares reserved for issuance of awards under the 2022 Plan by 323,542 shares to 1,000,000 shares.

As of the Record Date, we have 264,587 shares of Common Stock available for future issuance under the 2022 Plan (not including future increases under the 2022 Plan’s evergreen provision). We do not believe that the number of awards remaining available for grant under the 2022 Plan is sufficient to enable us to retain and recruit employees, officers, non-employee directors and other individual service providers, and to align and increase their interests in our success. We estimate that with the 2022 Plan Amendment No. 2, we will have a sufficient number of shares of Common Stock to cover issuances under the 2022 Plan through the end of June 2027.

In the event that our stockholders do not approve this proposal, the 2022 Plan Amendment No. 2 will not become effective and awards will continue to be made under the 2022 Plan to the limited extent that there are available shares of our Common Stock to do so.

Summary of the 2022 Plan

The Company adopted the Cadrenal Therapeutics, Inc. 2022 Equity Incentive Plan, (the “Initial Plan”) on July 11, 2022, which was later amended and restated on October 16, 2022, for purposes of clarifying the application of certain of the rules of the Initial Plan to awards approved before such amendment and restatement of the Initial Plan and to facilitate the transition to the 2022 Plan for the issuance and approval of awards after consummation of our initial public offering. On October 16, 2022, the Board adopted and the Company’s stockholders approved the 2022 Plan, which is a successor to and continuation of the Initial Plan. The 2022 Plan became effective on January 19, 2023, upon effectiveness of the Registration Statement at which time it replaced the Initial Plan, except with respect to awards outstanding under the Initial Plan. No further awards are available for grant under the Initial Plan.

The shares of Common Stock underlying any awards under the 2022 Plan and the Initial Plan that are forfeited, canceled or otherwise terminated, other than by exercise, will be added back to the shares of Common Stock available for issuance under the 2022 Plan. In addition, if any shares subject to an award under the 2022 Plan and the Initial Plan are tendered or withheld by the Company to satisfy any exercise price or tax withholding obligation, such tendered or withheld shares will be added back to the shares of Common Stock available for issuance under the 2022 Plan.

Shares of Common Stock repurchased on the open market will not be added back to the shares of Common Stock available for issuance under the 2022 Plan. The principal purpose of the 2022 Plan is to attract, retain and incentivize the Company’s employees and other service providers through the granting of certain stock-based awards, including performance-based awards. The material terms of the 2022 Plan are summarized below.

Administration

The 2022 Plan vests broad powers in a committee to administer and interpret the 2022 Plan. Our board of directors has initially designated the compensation committee to administer the 2022 Plan. Except when limited by the terms of the 2022 Plan, the Compensation Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and accelerate the vesting or exercisability of an award. In its discretion, the compensation committee may delegate all or part of its authority and duties with respect to granting awards to one or more of our officers, subject to certain limitations and provided applicable law so permits.

Our board of directors may amend, alter or discontinue the 2022 Plan and the compensation committee is able to amend any outstanding award at any time; provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the 2022 Plan or modifying the classes of participants eligible to receive awards under the 2022 Plan requires ratification by our stockholders in accordance with applicable law. Additionally, as described more fully below, neither the compensation committee nor the board of directors is permitted to reprice outstanding options or stock appreciation rights without shareholder consent.

Eligibility

Any of our employees, directors, and consultants, or those of our affiliates, are eligible to participate in the 2022 Plan and may be selected by the compensation committee to receive an award.

Vesting

The compensation committee determines the vesting conditions for awards. These conditions may include the continued employment or service of the participant, the attainment of specific individual or corporate performance goals, or other factors as determined in the compensation committee’s discretion (collectively, “Vesting Conditions”).

Shares of Stock Available for Issuance

Subject to certain adjustments, the maximum number of shares of Common Stock that were originally available to be issued under the 2022 Plan in connection with awards was 127,333 shares (on a post-reverse stock split basis), consisting of shares of Common Stock that were reserved and available for issuance pursuant to the grant of new awards under our Initial Plan as of January 19, 2023, and shares that were subject to outstanding stock options or other awards granted under our Initial Plan as of January 19, 2023 that, on and after the 2022 Plan became effective, terminate or expire prior to exercise or settlement; are not issued because the award is settled in cash; are forfeited because of the failure to vest; or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time. On January 1, 2024, the number of shares of Common Stock available to be issued as awards increased pursuant to the original “evergreen” provision contained in the 2022 Plan by 46,303 shares (on a post-reverse stock split basis), which is equal to 20% of the total number of shares of Common Stock outstanding on December 31, 2023, resulting in a total of 173,636 shares (on a post-reverse stock split basis) of Common Stock available for issuance under the 2022 Plan.

On July 29, 2024, the Company’s stockholders approved an amendment to the 2022 Plan to increase the number of shares available for awards by 133,333 shares (on a post-reverse stock split basis) to 306,969 shares (on a post-reverse stock split basis) and to amend the evergreen provision. Pursuant to the amended evergreen provision, the maximum number of shares of Common Stock that may be issued under the 2022 Plan will automatically increase on January 1 of each calendar year commencing on January 1, 2025 and ending on (and including) January 1, 2032, to a number of shares of Common Stock equal to 20% of: (i) the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year; plus (ii) the shares of Common Stock issuable upon exercise of warrants and pre-funded warrants outstanding on December 31 of the preceding calendar year; provided, however that the board of directors, or the compensation committee, may act prior to January 1 of a given calendar year to provide that the increase for such year will be a lesser number of shares of Common Stock. Pursuant to the evergreen provision, as amended, (i) on January 1, 2025, the shares of Common Stock available under the 2022 Plan increased by 172,716 shares to a maximum of 479,685 shares; and (ii) on January 1, 2026, the shares of Common Stock available under the 2022 Plan increased by 196,773 shares to a maximum of 676,458 shares.

All available shares may be utilized toward the grant of any type of award under the 2022 Plan. The 2022 Plan imposes a $100,000 limitation on the total grant date fair value with respect to which incentive stock options are exercisable for the first time by an individual optionee during any single calendar year.

In the event of any merger, consolidation, sale or disposition of all or substantially all our assets, sale or disposition of at least 50% of our outstanding securities, or other similar corporate transaction that affects our Common Stock, the board of directors or compensation committee shall make adjustments to the number and kind of shares authorized by the 2022 Plan and covered under outstanding 2022 Plan awards as it determines appropriate and equitable.

Shares subject to 2022 Plan awards that expire without being fully exercised or that are otherwise forfeited, cancelled or terminated may again be made available for issuance under the 2022 Plan. In addition, shares withheld in settlement of a tax withholding obligation, or in satisfaction of the exercise price payable upon exercise of an option, will again become available for issuance under the 2022 Plan.

Types of Awards

The following types of awards may be granted to participants under the 2022 Plan: (i) incentive stock options, or ISOs; (ii) nonqualified stock options, or NSOs, and together with ISOs, options, (iii) stock appreciation rights, (iv) restricted stock, or (v) restricted stock units.

Stock Options.    An option entitles the holder to purchase from us a stated number of shares of Common Stock. An ISO may only be granted to an employee of ours or our eligible affiliates. The compensation committee will specify the number of shares of Common Stock subject to each option and the exercise price for such option, provided that the exercise price may not be less than the fair market value of a share of Common Stock on the date the option is granted. Notwithstanding the foregoing, if ISOs are granted to any 10% stockholder, the exercise price shall not be less than 110% of the fair market value of Common Stock on the date the option is granted.

Generally, options may be exercised in whole or in part through a cash payment. The compensation committee may, in its sole discretion, permit payment of the exercise price of an option pursuant to a “cashless exercise,” in the form of previously owned shares of Common Stock based on the fair market value of the shares on the date the option is exercised, or through means of “net settlement,” which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option or by such other means as it deems acceptable.

All options shall be or become exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the compensation committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of Common Stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.

Stock Appreciation Rights.    A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of Common Stock over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of Common Stock on the date the stock appreciation right is granted. This award is intended to mirror the benefit the participant would have received if the compensation committee had granted the participant an option. The maximum term of a stock appreciation right shall be determined by the compensation committee on the date of grant but shall not exceed 10 years. Distributions with respect to stock appreciation rights may be made in cash, shares of Common Stock, or a combination of both, at the board of director’s discretion.

Unless otherwise provided in an award agreement or determined by the compensation committee, if a participant terminates employment with us (or our affiliates) for any reason other than cause, the participant may exercise his or her unexercised options and stock appreciation rights, to the extent they were exercisable on the termination date, within the following period of time, provided however that in no event may any award be exercised after termination of its maximum term: (i) three months following the date of such termination if such termination is a termination without cause (other than any termination due to the participant’s disability or death); (ii) 12 months following the date of such termination if such termination is due to the participant’s disability; (iii) 18 months following the date of such termination if such termination is due to the participant’s death; or (iv) 18 months following the date of the participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable. If the participant terminates employment with us (or our affiliates) for cause, all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date. Unless otherwise provided by the compensation committee, any options and stock appreciation rights that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.

Restricted Stock.    A restricted stock award is a grant of shares of Common Stock, which are subject to forfeiture restrictions during a restriction period. The compensation committee will determine the price, if any, to be paid by the participant for each share of Common Stock subject to a restricted stock award. The restricted stock may be subject to Vesting Conditions. If the specified Vesting Conditions are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying Common Stock will be forfeited to us. At the end of the restriction period, if the Vesting Conditions have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. Unless otherwise provided in an award agreement or determined by the compensation committee, upon termination a participant will forfeit all restricted stock that then remains subject to forfeiture restrictions.

Restricted Stock Units.    Restricted stock units are granted in reference to a specified number of shares of Common Stock and entitle the holder to receive, on the achievement of applicable Vesting Conditions, shares of Common Stock. Unless otherwise provided in an award agreement or determined by the compensation committee, upon termination a participant will forfeit all restricted stock units that then remain subject to forfeiture.

Change of Control

In the event of a change of control, unless otherwise provided in a grant agreement, employment agreement or other agreement between the Company and the participant, and unless otherwise determined by an affirmative vote of a majority of the board of directors prior to the occurrence of such change of control: (i) the vesting and settlement of all outstanding awards to non-employee directors will be automatically accelerated and the shares immediately issued to the participant (or the Board may direct the payment of a cash settlement equal to the fair market value of the shares that would otherwise be issued to the participant); (ii) the settlement of vested awards to employees and consultants will automatically be accelerated and the shares immediately issued to the participant; and (iii) unvested awards to employees and consultants shall be terminated and forfeited unless the acquiring entity assumes, continues or substitutes any such awards. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A of the Code, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the unvested awards to employees and consultants upon a Change of Control, or direct the payment of a cash settlement equal to the fair market value of the shares that would otherwise be issued to the participant).

Repricing

Neither our board of directors nor the compensation committee may reduce the exercise price in effect for outstanding options under the 2022 Plan without obtaining the consent of any participant whose award would be materially impaired by such action.

Miscellaneous

Generally, awards granted under the 2022 Plan shall be nontransferable except by will or by the laws of descent and distribution. No participant shall have any rights as a stockholder with respect to shares covered by options or restricted stock units, unless and until such awards are settled in shares of Common Stock. Our obligation to issue shares or to otherwise make payments in respect of 2022 Plan awards will be conditioned on our ability to do so in compliance with all applicable laws and exchange listing requirements. The awards will be subject to our recoupment and stock ownership policies, as may be in effect from time to time. The 2022 Plan expires 10 years after it becomes effective.

New Plan Benefits

The grant of options and other awards under the 2022 Plan is discretionary, and we cannot determine now the number or type of options or other awards to be granted in the future to any particular person or group other than the anticipated annual grants of stock options to our directors and executive officers. Typically, stock option grants are approved by the Compensation Committee in the beginning of each fiscal year, but the Compensation Committee determined to defer any such grants until after the 2026 Annual Meeting (and assuming this Plan Amendment Proposal is approved) because it concluded that the number of shares currently available for issuance under the 2022 Plan was insufficient to adequately compensate our directors and executive officers for their services. Therefore, we anticipate that stock option grants will be made to our directors and executive officers if this Plan Amendment Proposal is approved, but at this time the number of stock options (or other awards) that may be granted is not determinable.

Since it is not possible to determine the exact number of awards that will be granted under the 2022 Plan, the awards granted during fiscal 2025 under the 2022 Plan are set forth in the following table.

Name and position	Dollar Value	Number of Shares Underlying Options Granted
Quang X. Pham, Chief Executive Officer	$847,665	65,000
Matthew Szot, Former Chief Financial Officer(1)	$652,050	50,000
James J. Ferguson III, Former Chief Medical Officer(2)	$778,920	60,000
All Current Executive Officers as a Group	$2,604,660	200,000
All Current Non-employee Directors as a Group	$1,043,330	85,000
All Current Non-Executive Officer Employees as a Group	$0	0

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(1)      Effective May 28, 2026, Mr. Szot’s employment as our Chief Financial Officer was terminated.

(2)      Effective July 31, 2026, Dr. Ferguson resigned as our Chief Medical Officer.

Material U.S. Federal Income Tax Treatment of Options and Awards

The following is a summary of the effect of U.S. federal income taxation on the participants in the 2022 Plan and the Company. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Incentive Stock Options (“ISO”)

An ISO results in neither taxable income to the optionee, nor a deduction to the Company at the time it is granted or exercised. If the optionee holds the stock received as a result of an exercise of an ISO for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however (i.e., a “disqualifying disposition”), then the optionee will include the income, as ordinary compensation for the year of the disposition, in an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation, subject to the limitations of Section 162(m) of the Code. The optionee’s tax basis in the shares acquired upon exercise of an ISO is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options (“NSO”)

A NSO results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising a NSO will, at that time, realize taxable compensation in the amount of the excess of the then market value of the shares over the option price. Subject to the applicable provisions of the Code, including the limitations of Section 162(m), a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation realized by the optionee. The optionee’s tax basis in shares received upon exercise is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise.

Any gain (or loss) upon subsequent disposition of the shares will be a long- or short-term gain (or loss), depending upon the holding period of the shares.

If a NSO is exercised by tendering previously owned shares of Common Stock in payment of the option price, then, instead of the treatment described above, the following will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee’s basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee’s basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such shares will begin on the date of exercise.

Stock Appreciation Rights (“SAR”)

Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted.

If the grantee receives the appreciation inherent in the SAR (change in stock price plus dividends from grant date to settlement date) in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If the grantee receives the appreciation inherent in the SAR in stock, the value of the stock received is taxable as ordinary income at the fair market value of the stock.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the settlement of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement, subject to the limitations of Section 162(m) of the Code.

Restricted Stock Awards/Performance Stock Awards

No income will be recognized at the time of grant by the recipient of a restricted stock award or performance stock award while such award is subject to a substantial risk of forfeiture. Generally, at the time the substantial risk of forfeiture terminates with respect to a stock award, the then fair market value of the stock awarded will constitute ordinary income to the employee. Subject to the applicable limitations of Section 162(m), a deduction for federal income tax purposes will be allowable to the Company in an amount equal to the compensation realized by the recipient.

Other Awards

In the case of an award of RSUs, performance awards, dividend equivalents or dividend equivalent units or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the recipient has recognized, subject to the limitations of Section 162(m) of the Code.

Market Price of Shares

The closing price of our Common Stock, as reported on Nasdaq on July 31, 2026, was $2.01.

Equity Compensation Plan Information

The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2025.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Equity Compensation Plan Options	Weighted- Average Exercise Price of Outstanding Equity Compensation Plan Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	403,000	$17.41	67,813
Equity compensation plans not approved by security holders	—		—
Total	403,000	$17.41	67,813

Interests of Directors and Executive Officers

Our directors and executive officers have substantial interests in the matters set forth in this proposal since we anticipate that equity awards will be granted to them under the 2022 Plan after the 2026 Annual Meeting, provided that the Plan Amendment Proposal is approved, and additional equity awards may be granted to them in the future.

Vote Required

To be approved, the Plan Amendment Proposal must receive the affirmative vote of a majority of the shares present or represented by proxy at the 2026 Annual Meeting and entitled to vote on the proposal. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote AGAINST this proposal. Broker non-votes will have no effect on this proposal because it is a non-routine matter for which they are not entitled to vote without instructions on how to vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
APPROVAL OF THE PLAN AMENDMENT PROPOSAL.

PROPOSAL 4

WARRANT EXERCISE PROPOSAL

We are seeking stockholder approval of the issuance of up to 960,000 shares of our Common Stock upon the exercise of series C-1 warrants that were issued in connection with our private placement offering (the “Private Placement”) that closed on July 1, 2026, as contemplated pursuant to Nasdaq Rule 5635(d) (the “Stockholder Approval”)

On June 30, 2026, we entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Investor”), pursuant to which we sold and issued, in the Private Placement: (i) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 960,000 shares (the “Pre-Funded Warrant Shares”) of Common Stock; (ii) series C-1 warrants (the “Series C-1 Warrants”) to purchase up to an aggregate of 960,000 shares of Common Stock (the “Series C-1 Warrant Shares”); and (iii) series C-2 warrants (the “Series C-2 Warrants” and, together with the Series C-1 Warrants, the “Common Warrants”) to purchase up to an aggregate of 960,000 shares of Common Stock (the “Series C-2 Warrant Shares” and, together with the Pre-Funded Warrant Shares and the Series C-1 Warrant Shares, the “Warrant Shares”), at a combined purchase price of $3.1249 per Pre-Funded Warrant and accompanying Common Warrants.

The Series C-1 Warrants have an exercise price of $3.00 per share, are exercisable beginning on the effective date of Stockholder Approval of the issuance of the Series C-1 Warrant Shares (the “Stockholder Approval Date”) and will expire five years after the later of (i) the Stockholder Approval Date and (ii) the effective date of a resale registration statement registering for resale all of the Series C-1 Warrant Shares. The Series C-2 Warrants have an exercise price of $3.00 per share, are exercisable immediately upon issuance and will expire twenty-four months after the Effective Date (as such term is defined in the Purchase Agreement). The Pre-Funded Warrants have an exercise price of $0.0001 per share, are exercisable immediately upon issuance and will not expire until exercised in full.

The exercise price of the Series C-1 Warrants, and the number of Series C-1 Warrant Shares, are subject to adjustment in the event of any stock dividend or split, reverse stock split, recapitalization, reorganization, or similar transaction, as described in the Series C-1 Warrants. In addition, the Series C-1 Warrants provide that we may also, at any time during the term of the Series C-1 Warrants, subject to the prior written consent of the applicable holder, voluntarily reduce the then current exercise price to any amount and for any period of time, subject to the rules and regulations of Nasdaq. Accordingly, approval of this proposal is also approval of the issuance of the Series C-1 Warrant Shares at a lower exercise price than the initial exercise price.

In connection with the Private Placement, on June 30, 2026, we also entered into the Registration Rights Agreement with the Investor, pursuant to which we agreed to register for resale the Investor Warrant Shares held by the Investor.

Under the Registration Rights Agreement, we agreed to file a registration statement covering the resale of the Investor Warrant Shares (the “Resale Registration Statement”) within 15 days following the date of the Registration Rights Agreement and to use reasonable efforts to cause it to become effective as soon as practicable, but no later than the 45th calendar day (or, in the event of a full review by the SEC, the 75th calendar day) following the date of the Registration Rights Agreement, and to keep it effective until the Investor Warrant Shares have been sold or may be resold under Rule 144 without restriction. On July 13, 2026, we filed a registration statement on Form S-3 to fulfill our contractual obligations with the Investor.

Reasons for Seeking Stockholder Approval

The Series C-1 Warrants are not currently exercisable and will be exercisable following Stockholder Approval of the Warrant Exercise Proposal. In addition, the Company’s Common Stock is listed on the Nasdaq Capital Market, and, as such, the Company is subject to the applicable rules of Nasdaq, including Nasdaq Listing Rule 5635. Nasdaq Listing Rule 5635(d) requires the Company to obtain Stockholder Approval prior to certain issuances with respect to Common Stock or securities convertible into Common Stock other than in a public offering or at certain prices (as determined in accordance with Nasdaq rules) would result in the issuance of a number of shares of Common Stock being greater than or equal to 20% of the number of shares of Common Stock outstanding prior to such issuance. The number of Warrant Shares to be issued upon full exercise of the Warrants exceeds 20% of the number of shares of Common Stock outstanding prior to such issuance. The Investor paid the Minimum Price for the Pre-Funded Warrants and the Series C-2 Warrants, therefore only the Series C-1 Warrants remain subject to stockholder approval.

Accordingly, in accordance with Nasdaq Rule 5635(d) we are seeking stockholder approval of the issuance of 960,000 Series C-1 Warrant Shares issuable upon the exercise of the Series C-1 Warrants issued in the Private Placement.

By approving the issuance of up to 960,000 Series C-1 Warrant Shares, stockholders are approving the adjustment terms in the Series C-1 Warrants, including the adjustment to the exercise price and number of shares of Common Stock underlying the Series C-1 Warrants in the event of any stock dividend or split, reverse stock split, recapitalization, reorganization, or similar transaction, as described in the Series C-1 Warrants.

If Stockholder Approval of the Warrant Exercise Proposal is not obtained, the Series C-1 Warrants will not be exercisable. In order to comply with Nasdaq Listing Rule 5635(d) and permit the holders to exercise the Series C-1 Warrants, our stockholders need to approve the Warrant Exercise Proposal. Until we obtain such approval in order to comply with Nasdaq Listing Rule 5635(d), the Series C-1 Warrants are not exercisable.

Our Board is not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement or Registration Rights Agreement or our consummation of the transactions contemplated thereby (the Private Placement), as the transaction has already been completed. We are seeking Stockholder Approval under this Warrant Exercise Proposal to comply with Nasdaq Listing Rule 5635(d) and to trigger the exercisability provisions of the Series C-1 Warrants.

If Stockholder Approval is obtained, we cannot predict if the Series C-1 Warrants will be exercised, or how many of such Series C-1 Warrants will be exercised for cash. The issuance of Series C-1 Warrant Shares may result in the Company issuing more than 20% of the amount of Common Stock issued and outstanding prior to such exercise.

Potential Consequences if the Warrant Exercise Proposal is Not Approved

The failure of our stockholders to approve the Warrant Exercise Proposal will mean that (i) we cannot permit the exercise of the Series C-1 Warrants and therefore will not obtain any proceeds therefrom and (ii) we will incur substantial additional costs and expenses because we are required to hold additional stockholder meetings every 90 days until the earlier of the date on which Stockholder Approval is obtained or the Series C-1 Warrants are no longer outstanding.

In connection with the Private Placement and the issuance of the Series C-1 Warrants, we agreed to hold an annual or special meeting on or prior to 90 days after the closing date of the Private Placement. If we do not receive the approval contemplated in this Proposal 4, we will be contractually required to bring this matter for a stockholder vote within 90 days thereafter and if not approved at such subsequent meeting, we are required to seek stockholder approval every 90 days thereafter until (i) such Stockholder Approval is obtained, or (ii) the Series C-1 Warrants are no longer outstanding. The costs and expenses associated with holding such meetings could materially and adversely impact our ability to fund our business and our financial condition. It may also discourage future investors from engaging in future financings with us.

Potential Adverse Effects of the Approval of the Warrant Exercise Proposal

If the Warrant Exercise Proposal is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of Series C-1 Warrant Shares upon the exercise of the Series C-1 Warrants. In addition, the sale into the public market of these shares could materially and adversely affect the market price of our Common Stock.

Interests of Directors and Executive Officers

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this proposal that is not shared by all of our other stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the 2026 Annual Meeting and entitled to vote on this proposal is required to approve this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal because it is a non-routine matter for which they are not entitled to vote without instructions on how to vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” APPROVAL OF THE WARRANT EXERCISE PROPOSAL

PROPOSAL 5

ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if at the 2026 Annual Meeting, the number of votes represented by shares of our Common Stock, present or represented and voting in favor of the Plan Amendment Proposal and/or the Warrant Exercise Proposal, is insufficient to approve the Plan Amendment Proposal and/or the Warrant Exercise Proposal, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Plan Amendment Proposal and/or the Warrant Exercise Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the 2026 Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the 2026 Annual Meeting, and any adjourned session of the 2026 Annual Meeting, to use the additional time to solicit additional proxies in favor of the Plan Amendment Proposal and/or the Warrant Exercise Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that holders of a majority of the number of shares present in person or represented by proxy at the 2026 Annual Meeting will vote against the Plan Amendment Proposal and/or the Warrant Exercise Proposal, we could adjourn or postpone the 2026 Annual Meeting without a vote on the Plan Amendment Proposal and/or the Warrant Exercise Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Plan Amendment Proposal and/or the Warrant Exercise Proposal.

Vote Required

To be approved, the Adjournment Proposal must receive the affirmative vote of the holders of a majority of the shares present or represented by proxy at the 2026 Annual Meeting and entitled to vote on the proposal. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on this proposal because it is a non-routine matter for which they are not entitled to vote without instructions on how to vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Below is certain information regarding our current executive officers who are not directors.

Name	Age	Position(s)	Served as an Officer Since
John P. Sharp	61	Interim Chief Financial Officer	2026
James J. Ferguson III(1)	72	Former Chief Medical Officer	2025
Jeffrey Cole	58	Chief Operating Officer	2024

____________

(1)      Effective July 31, 2026, Dr. Ferguson resigned as our Chief Medical Officer.

John P. Sharp, Interim Chief Financial Officer

John Sharp has served as our Interim Chief Financial Officer since June 2026. Mr. Sharp is a seasoned finance executive with more than 30 years of experience in financial and business planning and currently serves as a Senior Director at Lohman & Associates. He has served as Chief Financial Officer for several biopharmaceutical companies since April 2007. He has been Chief Financial Officer of Skye Bioscience, Inc. since March 31, 2026. From December 2022 to October 2025, he served as Chief Financial Officer of SaNOtize Research and Development Corp. Prior to this, he served as Chief Financial Officer of PhaseBio Pharmaceuticals, Inc. from April 2016 to November 11, 2022; of HUYA Bioscience International, LLC, from March 2014 to December 2015; and of Nasdaq-listed Ligand Pharmaceuticals from April 2007 to March 2014. He is also a former auditor with PricewaterhouseCoopers LLP. Mr. Sharp received a BS in business administration with an emphasis in accounting from San Diego State University and is a certified public accountant (inactive) in California.

James J. Ferguson III, Former Chief Medical Officer

James Ferguson served as our Chief Medical Officer from February 2025 until his resignation, effective July 31, 2026. Dr. Ferguson is a well-recognized, industry-leading academic and clinical expert with over 25 years of experience in the cardiovascular space. Prior to joining Cadrenal, he served as the Chief Medical Officer of Matinas BioPharma Holdings, Inc. from February 2019 until October 2024 and as the Cardiovascular and Bone Therapeutic Area Head for U.S. Medical Affairs, at Amgen, multinational biopharmaceutical company, from 2016 to 2019. Prior to Amgen, Dr. Ferguson held a number of senior positions at AstraZeneca, a multinational pharmaceutical and biopharmaceutical company, including Vice President of U.S. Cardiovascular Medical and Scientific External Relations, Therapeutic Area Vice President of Cardiovascular Global Medical Affairs, U.S. Development Brand Leader for BRILINTA®, and Senior Director, Clinical Research. Before joining AstraZeneca, he was Vice President of Surgical and Critical Care for The Medicines Company. In addition, Dr. Ferguson had more than 20 years of academic experience as the Associate Director of Clinical Cardiology Research at the Texas Heart Institute, Co-Director of the Cardiology Fellowship Training Program at St. Luke’s Episcopal Hospital in Houston, where he was an Associate Professor of Medicine at Baylor College of Medicine, and a Clinical Assistant Professor at the University of Texas Health Science Center at Houston. Dr. Ferguson has served on the Editorial Board of numerous peer-reviewed journals and has over 400 publications and book chapters. Dr. Ferguson received his B.A. (cum Laude) in Biology from Harvard University, his M.D. from the University of Pennsylvania School of Medicine and completed his post-graduate training at the University of Michigan Medical Center, Ann Arbor, Michigan and Beth Israel Hospital, Boston, Massachusetts.

Jeffrey Cole, Chief Operating Officer

Jeffrey Cole has served as our Chief Operating Officer since February 2024. Mr. Cole brings over 25 years of experience in global pharmaceutical manufacturing and commercial operations, finance, and corporate development. Prior to his appointment as Chief Operating Officer, he served as a consultant to the Company beginning in July 2022. Since August 2010, Mr. Cole has served as Principal of J. Scott Capital, LLC, a firm that provides executive and capital resources to emerging growth life science organizations, including Cadrenal prior to his appointment as Chief Operating Officer. From March 2015 to July 2020, he served as President, Chief Financial Officer and co-founder of Espero, where he also served as a director from April 2016 until August 2018. From August 2010 to February 2015, he served as President and co-founder of MarcasUSA, LLC, a marketer and distributor of over-the-counter pharmaceuticals.

From May 2008 to August 2010, Mr. Cole was Chief Financial Officer of Legacy Pharmaceuticals International GmbH, a global contract manufacturing organization, and founding President of its generic pharmaceuticals subsidiary Solco Healthcare U.S., Inc. From February 2002 to May 2008, Mr. Cole held various executive positions at Valeant Pharmaceuticals International, Inc. (now Bausch Health Companies), including General Manager, Vice President of Corporate Development, and Chief Financial Officer for North America. Prior to the pharmaceutical industry, Mr. Cole worked in the technology industry from January 2000 to January 2002. Mr. Cole also served as Principal in the Financial Management Consulting practice at PricewaterhouseCoopers from July 1994 to January 2000. Mr. Cole holds an MBA with honors from the University of Michigan and a BS in accounting from the University of Southern California.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2025, which consist of our principal executive officer and the next most highly compensated executive officers as of December 31, 2025, are:

•        Quang X. Pham, Chairman and Chief Executive Officer

•        Matthew Szot, Former Chief Financial Officer

•        James J. Ferguson, Former Chief Medical Officer

Summary Compensation Table

The following table shows compensation awarded to or earned by our named executive officers, for the fiscal year ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Award ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Quang X. Pham	2025	$751,275	$296,754	—	$847,665	—	$14,000	(3)	$1,909,694
Chief Executive Officer	2024	$708,750	$407,531	—	$93,300	—	$13,800	(3)	$1,223,381

Matthew Szot(6)	2025	$459,716	$181,588	—	$652,050	—	$13,665	(4)	$1,307,019
Former Chief Financial Officer	2024	$435,850	$263,126	—	$155,503	—	$13,800	(4)	$868,279

James J. Ferguson(7)	2025	$457,414	$136,350	—	$778,920	—	$23,125	(5)	$1,395,809
Former Chief Medical Officer	2024	—	$—	—	$—	—	$—		$—

____________

(1)      Bonuses for 2025 were accrued as of December 31, 2025, but such bonuses were paid in the first quarter of 2026.

(2)      In accordance with SEC rules, this column reflects the aggregate fair value of the stock and option awards granted as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (ASC 718). The valuation assumptions used in determining such amounts are described in Note 1 and Note 7 to our audited financial statements included in the 2025 Annual Report. These amounts do not correspond to the actual value that may be realized by the Named Executive Officers upon vesting or exercise of such awards.

(3)      All other compensation for Mr. Pham included $14,000 and $13,800 of 401K employer match contributions for 2025 and 2024, respectively.

(4)      All other compensation for Mr. Szot in 2025 included $13,665 of 401K employer match contributions. All other compensation for Mr. Szot in 2024 included $13,800 of 401K employer match contributions. Effective May 28, 2026, Mr. Szot’s employment as our Chief Financial Officer was terminated.

(5)      All other compensation for Dr. Ferguson in 2025 included $12,625 of 401K employer match contributions and $10,500 of consulting fees earned prior to his appointment as Chief Medical Officer effective February 5, 2025.

(6)      Effective May 28, 2026, Mr. Szot’s employment as our Chief Financial Officer was terminated.

(7)      Effective July 31, 2026, Dr. Ferguson resigned as our Chief Medical Officer.

Agreements with Our Named Executive Officers

Quang X. Pham Employment Agreement

We entered into an employment agreement with Quang X. Pham to serve as our Chief Executive Officer on March 1, 2022. Mr. Pham’s employment is at-will. Mr. Pham’s annual base salary pursuant to the employment agreement was initially $420,000, which increased to $675,000 upon the completion of our initial public offering. On January 1, 2024, his salary was increased to $708,750, on January 1, 2025, his salary was increased to $751,275 and on January 1, 2026, his salary was increased to $777,570. Mr. Pham is eligible for an annual target bonus of up to 50% of his base salary, with the actual amount of the bonus, if any, based upon the achievement by Mr. Pham and us of the applicable performance targets and goals as set by our board of directors or our compensation committee, with individual performance targets determined in consultation with Mr. Pham.

Pursuant to Mr. Pham’s employment agreement, we will need to provide 90 days’ written notice to terminate his employment without Cause (as such term is defined in the employment agreement). If Mr. Pham resigns for Good Reason (as such term is defined in the employment agreement) or is terminated without Cause, in addition to his receipt of the Accrued Obligations (as such term is defined in the employment agreement) he is entitled to (i) a lump sum payment equal to 24 months of his base salary, (ii) a lump sum payment equal to his target bonus for the calendar year in which his termination date occurs, (iii) full acceleration of any outstanding equity or equity-based awards that he has with respect to us or any of our affiliates as of his termination date, (iv) extension of exercisability for the full term of any stock option, and (v) payment of his full COBRA premiums for 24 months following his termination date, if applicable conditions are met.

Mr. Pham is required to provide us 90 days’ written notice of the condition that qualifies as a Good Reason for his resignation and we will have 30 days from receipt of such notice to remedy such condition. If Mr. Pham fails to provide the required notice such that we have the opportunity to cure the condition prior to his resignation, or if he resigns more than nine months after the initial existence of the condition, his resignation shall not be deemed for Good Reason.

If we terminate Mr. Pham’s employment for Cause, as such term is defined in the employment agreement, or if Mr. Pham voluntarily terminates his employment without Good Reason upon 30 days written notice to us, Mr. Pham shall be entitled to receive Accrued Obligations, as such term is defined in the employment agreement, and which includes earned, but unpaid, base salary, accrued, but unused, vacation, and vested benefits, as of the date of termination.

Pursuant to Mr. Pham’s employment agreement, if his employment is terminated due to his death or disability (as defined in the employment agreement), he is entitled to (i) a lump sum payment equal to twelve months of his base salary, (ii) full acceleration of any outstanding equity or equity-based awards that he has with respect to us or any of our affiliates as of his termination date, and (iii) Accrued Obligations.

Effective immediately after the termination of Mr. Szot’s employment as our Chief Financial Officer, we appointed Mr. Pham as interim Chief Financial Officer and interim Principal Accounting Officer which positions he held until the appointment of Mr. Sharp as interim Chief Financial Officer and interim Principal Accounting Officer on June 25, 2026. Mr. Pham did not receive any additional compensation for his role as interim Chief Financial Officer.

James Ferguson Employment Agreement

On February 4, 2025, we entered into an employment agreement with James Ferguson, our former Chief Medical Officer, effective as of February 5, 2025, which provided for: (i) an initial annual salary of $505,000, (ii) a discretionary annual target bonus of up to 40% of his base salary, with the actual amount of the bonus, if any, based upon the achievement of Dr. Ferguson and us of the applicable performance targets and goals as set by our board of directors; and (iii) a stock option award for 60,000 shares of our Common Stock, which options were to vest 25% on March 1, 2026, with the balance vesting pro rata over thirty-six (36) months. Effective January 1, 2026, Dr. Ferguson’s salary was increased to $512,575. Dr. Ferguson is also bound by confidentiality provisions.

If Dr. Ferguson’s employment agreement was terminated by us without Cause or by Dr. Ferguson for Good Reason, he would have been entitled to receive continuation of payment of his base salary and the payment of his COBRA premiums for a period of 12 months.

Dr. Ferguson was required to provide us 90 days’ written notice of the condition that qualifies as a Good Reason for his resignation and we would have had 30 days from receipt of such notice to remedy such condition. If Dr. Ferguson failed to provide the required notice such that we did not have the opportunity to cure the condition prior to his resignation, or if he resigned more than 15 days after expiration of our 30 day period to remedy the condition, his resignation would not have been deemed for Good Reason.

If at any time during a Change of Control Period, as such term is defined in the employment agreement, Dr. Ferguson’s employment was terminated without Cause or Dr. Ferguson resigned for Good Reason, he would have been entitled to: (i) a lump sum payment equal to 12 months of his base salary in effect immediately prior to termination plus his target bonus for the fiscal year in which his termination date occurred; (ii) full acceleration of any outstanding equity or equity-based awards as of his termination date; (iii) extension of exercisability for the full term of any stock option; and payment of his full COBRA premiums for 12 months following his termination date, if applicable conditions were met.

If we terminated Dr. Ferguson’s employment for Cause, or if Dr. Ferguson voluntarily terminated his employment without Good Reason upon 30 days written notice to us, Dr. Ferguson was entitled to receive Accrued Obligations, as such term is defined in the employment agreement, as of the date of termination.

Pursuant to Dr. Ferguson’s employment agreement, if his employment was terminated due to his death or Disability (as defined in the employment agreement), he would have been entitled to (i) a lump sum payment equal to twelve months of his base salary, (ii) full acceleration of any outstanding equity or equity-based awards that he had with respect to us or any of our affiliates as of his termination date; and (iii) Accrued Obligations.

On July 7, 2026, Dr. Ferguson advised the Board of his decision to resign from his position as Chief Medical Officer of the Company, effective July 31, 2026 (the “Separation Date”). We are in the process of conducting a search for Dr. Ferguson’s replacement.

On July 14, 2026, we entered into a confidential separation agreement and general release (the “Separation Agreement”) with Dr. Ferguson. Pursuant to the Separation Agreement, Dr. Ferguson will receive (i) payment of his current salary through the Separation Date; (ii) if Dr. Ferguson chooses to continue medical coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), payment by the Company of one hundred percent (100%) of his COBRA premiums to continue such coverage (including coverage for his eligible dependents, if applicable) (the “COBRA Premiums”) through the period starting on the Separation Date and ending six (6) months after the Separation Date (the “COBRA Premium Period”), provided, however, that our provision of the COBRA Premiums shall immediately cease if during the COBRA Premium Period Dr. Ferguson becomes eligible for group health insurance coverage through a new employer or he ceases to be eligible for COBRA continuation coverage for any reason; and (iii) approved, unreimbursed business expenses. Within seven days of Dr. Ferguson’s execution of the Separation Agreement, he may revoke the terms thereof. Therefore, the Separation Agreement shall not be effective or enforceable until the seven-day revocation period (the “Revocation Period”) has expired. The Separation Agreement contains a general release of all claims against us and our current and former officers, directors, employees, and agents, and a non-disparagement clause relating to us or any released party.

Matthew Szot Employment Agreement

Upon completion of the initial public offering, we entered into an employment agreement with Matthew Szot, our former Chief Financial Officer, dated January 24, 2023. He initially received an annual salary of $375,000, which was increased to $415,000 effective June 1, 2023, $435,750 effective January 1, 2024, $459,716 effective January 1, 2025 and $475,806 effective January 1, 2026. Mr. Szot was eligible for an annual target bonus of up to 50% of his base salary, with the actual amount of the bonus, if any, based upon the achievement of Mr. Szot and us of the applicable performance targets and goals as set by our board of directors.

Pursuant to Mr. Szot’s employment agreement, we were required to provide 90 days’ written notice to terminate his employment without Cause, as such term is defined in the employment agreement. If Mr. Szot resigned for Good Reason, as such term is defined in the employment agreement, or was terminated without Cause, unrelated to a Change of Control, as such term is defined in the employment agreement, the employment agreement provided that he would be entitled to (i) continuation of his base salary in effect immediately prior to termination for a period of 12 months, (ii) a lump sum payment equal to his target bonus for the calendar year in which his termination date occurs, (iii) full acceleration of any outstanding equity or equity-based awards as of his termination date, (iv) extension of exercisability for the full term of any stock option, and (v) payment of his full COBRA premiums for 12 months following his termination date, if applicable conditions are met.

Mr. Szot was required to provide us 90 days’ written notice of the condition that qualifies as a Good Reason for his resignation and we would have had 30 days from receipt of such notice to remedy such condition. If Mr. Szot failed to provide the required notice such that we did not have the opportunity to cure the condition prior to his resignation, or if he resigned more than nine months after the initial existence of the condition, his resignation would not have been deemed for Good Reason.

If at any time during a Change of Control Period, as such term is defined in the employment agreement, Mr. Szot’s employment was terminated without Cause or Mr. Szot resigned for Good Reason, he would have been entitled to: (i) a lump sum payment equal to 12 months of his base salary in effect immediately prior to termination plus his target bonus for the fiscal year in which his termination date occurs; (ii) full acceleration of any outstanding equity or equity-based awards as of his termination date; (iii) extension of exercisability for the full term of any stock option; and (iv) payment of his full COBRA premiums for 12 months following his termination date, if applicable conditions are met.

If we terminated Mr. Szot’s employment for Cause, or if Mr. Szot voluntarily terminated his employment without Good Reason upon 30 days written notice to us, Mr. Szot would have been entitled to receive Accrued Obligations, as such term is defined in the employment agreement, as of the date of termination.

Pursuant to Mr. Szot’s employment agreement, if his employment was terminated due to his death or Disability (as defined in the employment agreement), he would have been entitled to (i) a lump sum payment equal to twelve months of his base salary, (ii) full acceleration of any outstanding equity or equity-based awards that he has with respect to us or any of our affiliates as of his termination date; and (iii) Accrued Obligations.

Effective May 28, 2026, Mr. Szot’s employment as our Chief Financial Officer was terminated. On June 3, 2026, we entered into a separation and release agreement (the “Severance Agreement”) with Mr. Szot. Pursuant to the Severance Agreement, Mr. Szot will receive (i) as severance, the gross amount of Three Hundred Sixty-Five Thousand Eight Hundred Six Dollars ($365,806.00) (the “Severance Payment”), to be paid in four equal payments of $91,451.50 on each of: the day following expiration of the Revocation Period (defined below), July 3, 2026, August 3, 2026 and September 3, 2026, less standard deductions and withholdings, (ii) his annual target cash bonus for fiscal 2026 in the amount of Two Hundred Thirty-Seven Thousand Nine Hundred Three Dollars ($237,903.00), less standard deductions and withholdings, to be paid in two equal payments of $118,951.50 on each of: the day following expiration of the Revocation Period and July 3, 2026, and (iii) accelerated vesting of all outstanding stock options issued to him, which shall remain exercisable until their original expiration date. Within seven days of Mr. Szot’s execution of the Severance Agreement, he could have revoked the terms thereof. Therefore, the Severance Agreement was not effective or enforceable until the seven-day revocation period (the “Revocation Period”) expired. The Severance Agreement contains a general release of all claims against us and our current and former officers, directors, employees, and agents, and a non-disparagement clause relating to us or any released party.

Agreements with Other Executive Officers

Jeffrey Cole Employment Agreement

On February 12, 2024, we entered into an employment agreement with Jeffrey Cole, our Chief Operating Officer, effective February 8, 2024. He initially received an annual salary of $405,000, which was increased to $425,250 effective January 1, 2025 and $440,134 effective January 1, 2026. Mr. Cole is eligible for an annual target bonus of up to 40% of his base salary, with the actual amount of the bonus, if any, based upon the achievement of Mr. Cole and us of the applicable performance targets and goals as set by our board of directors.

Pursuant to Mr. Cole’s employment agreement, we will need to provide 90 days’ written notice to terminate his employment without Cause, as such term is defined in the employment agreement. If Mr. Cole resigns for Good Reason, as such term is defined in the employment agreement, or is terminated without Cause, unrelated to a Change of Control, as such term is defined in the employment agreement, he is entitled to (i) continuation of his base salary in effect immediately prior to termination for a period of 12 months, (ii) a lump sum payment equal to his target bonus for the calendar year in which his termination date occurs, (iii) full acceleration of any outstanding equity or equity-based awards as of his termination date, (iv) extension of exercisability for the full term of any stock option, and (v) payment of his full COBRA premiums for 12 months following his termination date, if applicable conditions are met.

Mr. Cole will be required to provide us 90 days’ written notice of the condition that qualifies as a Good Reason for his resignation and we will have 30 days from receipt of such notice to remedy such condition. If Mr. Cole fails to provide the required notice such that we do not have the opportunity to cure the condition prior to his resignation, or if he resigns more than 15 days after expiration of our 30 day period to remedy the condition, his resignation shall not be deemed for Good Reason.

If at any time during a Change of Control Period, as such term is defined in the employment agreement, Mr. Cole’s employment is terminated without Cause or Mr. Cole resigns for Good Reason, he is entitled to: (i) a lump sum payment equal to 12 months of his base salary in effect immediately prior to termination plus his target bonus for the fiscal year in which his termination date occurs; (ii) full acceleration of any outstanding equity or equity-based awards as of his termination date; (iii) extension of exercisability for the full term of any stock option; and payment of his full COBRA premiums for 12 months following his termination date, if applicable conditions are met.

If we terminate Mr. Cole’s employment for Cause, or if Mr. Cole voluntarily terminates his employment without Good Reason upon 30 days written notice to us, Mr. Cole shall be entitled to receive Accrued Obligations, as such term is defined in the employment agreement, as of the date of termination.

Pursuant to Mr. Cole’s employment agreement, if his employment is terminated due to his death or Disability (as defined in the employment agreement), he is entitled to (i) a lump sum payment equal to twelve months of his base salary, (ii) full acceleration of any outstanding equity or equity-based awards that he has with respect to us or any of our affiliates as of his termination date; and (iii) Accrued Obligations.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning the number of shares of Common Stock underlying outstanding equity incentive awards for each of our named executive officers as of December 31, 2025:

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock not yet Vested (#)	Market Value of Shares or Units not yet Vested ($)
Quang X. Pham	01/18/2024(1)	4,583	5,417	$14.10	01/17/2034	—	—
Quang X. Pham	01/23/2025(2)	0	65,000	$19.79	01/22/2035	—	—
Matthew Szot(4)	01/18/2024(1)	7,639	9,028	$14.10	01/17/2034	—	—
Matthew Szot(4)	01/23/2025(2)	0	50,000	$19.79	01/22/2035	—	—
James J. Ferguson(5)	02/05/2025(3)	0	60,000	$19.75	02/04/2035	—	—

____________

(1)      These options vest 25% on February 1, 2025 and thereafter pro rata on a monthly basis for the next 36 months.

(2)      These options vest 25% on February 1, 2026 and thereafter pro rata on a monthly basis for the next 36 months.

(3)      These options vest 25% on March 1, 2026 and thereafter pro rata on a monthly basis for the next 36 months.

(4)      Effective May 28, 2026, Mr. Szot’s employment as our Chief Financial Officer was terminated. As a result of such termination and pursuant to the terms of the Severance Agreement, all of his outstanding stock options fully vested and are exercisable until their original expiration date.

(5)      Effective July 31, 2026, Dr. Ferguson is no longer employed as our Chief Medical Officer. As a result of such termination, all of his unvested stock options have been forfeited and all of his vested and outstanding stock options as of such date are exercisable until October 31, 2026.

Equity Incentive Plans

2022 Successor Equity Incentive Plan

In October 2022, the Board adopted, and our stockholders approved, the 2022 Plan, as a successor to and continuation of the Initial Plan, which became effective on January 19, 2023, upon the effectiveness of the Registration Statement. All outstanding awards under the Initial Plan remain outstanding but no further grants will be made under the Initial Plan. The shares of Common Stock underlying any awards under the 2022 Plan and the Initial Plan that are forfeited, canceled or otherwise terminated, other than by exercise, will be added back to the shares of Common Stock available for issuance under the 2022 Plan. In addition, if any shares subject to an award under the 2022 Plan and the Initial Plan are tendered or withheld by the Company to satisfy any exercise price or tax withholding obligation, such tendered or withheld shares will be added back to the shares of Common Stock available for issuance under the 2022 Plan. Shares of Common Stock repurchased on the open market will not be added back to the shares of Common Stock available for issuance under the 2022 Plan. The principal purpose of the 2022 Plan is to attract, retain and incentivize the Company’s employees and other service providers through the granting of certain stock-based awards, including performance-based awards. See, the Plan Amendment Proposal (Proposal 3) for a more detailed summary of the terms of the 2022 Plan.

Clawback Policy

The Board has adopted a clawback policy which allows us to recover performance-based compensation, whether cash or equity, from a current or former executive officer in the event of an Accounting Restatement. The clawback policy defines an Accounting Restatement as an accounting restatement of our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws. Under such policy, we will reasonably and promptly recoup incentive-based compensation previously received by an executive officer that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts in the Accounting Restatement.

The Board has the sole discretion to determine the form and timing of the recovery, which may include repayment, forfeiture and/or an adjustment to future performance-based compensation payouts or awards. The remedies under the clawback policy are in addition to, and not in lieu of, any legal and equitable claims available to the Company. The clawback policy is incorporated by reference in the 2025 Annual Report as an exhibit.

Equity Compensation Policy and Practices

While we do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information, the Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. It has been our practice to grant equity awards to our officers and directors upon their appointment. We intend to issue equity grants to our officers and/or directors at the same time each year, in connection with our first meeting of the Board of Directors each fiscal year. Option grants are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our Common Stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

During the fiscal year ended December 31, 2025, we did not award any options to a named executive officer in the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that discloses material nonpublic information, and ending one business day after the filing or furnishing of such report other than as set forth in the table below:

Name	Grant date	Number of securities underlying the award	Exercise price of the award per share	Grant date fair value of the award

Percentage change in the
closing market price of
the securities underlying
the award between the
trading day ending
immediately prior to the
disclosure of material
nonpublic information and
the trading day beginning
immediately following
the disclosure of material
nonpublic information

James J. Ferguson	02/05/25	60,000	$19.75	$778,920	(6.44)%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our Common Stock as of the Record Date, July 27, 2026, by:

•        each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock;

•        each of the named executive officers;

•        each of our directors and director; and

•        all of our current executive officers and directors as a group

As of July 27, 2026, we had 3,567,592 shares of Common Stock outstanding, held by approximately 25 stockholders of record. This number does not include stockholders for whom shares are held in a “nominee” or “street” name.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.

We have based our calculation of the percentage of beneficial ownership on 3,567,592 shares of our Common Stock outstanding as of July 27, 2026. We have deemed shares of our Common Stock subject to securities that are currently convertible or exercisable into shares of Common Stock, or convertible or exercisable into shares of our Common Stock within 60 days of July 27, 2026, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Cadrenal Therapeutics, Inc., 822 A1A North, Suite 306, Ponte Vedra, Florida 32082.

Name of Beneficial Owner	Shares Beneficially Owned		Percentage
Named Executive Officers and Directors
Quang X. Pham	330,769	(1)	9.19%
Matthew Szot	66,667	(2)	1.83%
James J. Ferguson	20,000	(3)	*
John Murphy	74,320	(4)	2.06%
Glynn Wilson	31,333	(5)	*
Lee Golden	1,667	(6)	*
All current executive officers and directors as a group (7 persons)	550,467		14.59%

5% Stockholders other than executive officers and directors
The PVBQ Living Trust	200,000	(1)	5.61%

____________

*        Represents beneficial ownership of less than one percent.

(1)      Includes (i) 98,589 shares of Common Stock owned by Quang X. Pham; (ii) 200,000 shares of Common Stock owned by The PVBQ Living Trust; and (iii) 32,180 shares of Common Stock issuable upon the exercise of options held by Mr. Pham that are exercisable within the 60-day period following July 27, 2026. The beneficiary of The PVBQ Living Trust (the “Trust”) is Mr. Pham’s child and Mr. Pham is the trustee of the Trust and has sole voting and disposition power with respect to the shares owned by the Trust. The address for the Trust is 822 A1A North, Suite 306, Ponte Vedra, Florida 32082.

(2)      Includes 66,667 shares of Common Stock issuable upon the exercise of options held by Mr. Szot that are exercisable within the 60-day period following July 27, 2026. Effective May 28, 2026, Mr. Szot’s employment as our Chief Financial Officer was terminated. As a result of such termination and pursuant to the terms of the Severance Agreement, all of his outstanding stock options fully vested and are exercisable until their original expiration date.

(3)      Includes 20,000 shares of Common Stock issuable upon the exercise of options held by Dr. Ferguson that are exercisable within the 60-day period following July 27, 2026. Effective July 31, 2026, Dr. Ferguson is no longer employed as our Chief Medical Officer. As a result of such termination, all of his unvested stock options will be (or have been) forfeited and all of his vested and outstanding stock options as of such date are exercisable until October 31, 2026.

(4)      Includes: (i) 40,986 shares of Common Stock; and (ii) 33,334 shares of Common Stock issuable upon the exercise of options held by Mr. Murphy that are exercisable within the 60-day period following July 27, 2026.

(5)      Includes (i) 3,333 shares of Common Stock; and (ii) 28,000 shares of Common Stock issuable upon the exercise of options held Dr. Wilson that are exercisable within the 60-day period following July 27, 2026.

(6)      Includes 1,667 shares of Common Stock.

Changes In Control

None.

Equity Compensation Plan Information

See “Equity Compensation Plan Information” in Proposal 3 for certain information regarding our equity compensation plans.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Our Policy and Procedures Regarding Related Party Transactions

Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). Our Board of Directors adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held Common Stock that is listed on Nasdaq. Under the policy:

•        any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by the Audit Committee; and

•        any employment relationship or transaction involving an executive officer and any related compensation must be approved by the compensation committee of the Board of Directors or recommended by the compensation committee to the Board of Directors for its approval.

In connection with the review and approval or ratification of a related person transaction:

•        management must disclose to the committee or disinterested directors, as applicable, the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•        management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

•        management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction will be required to be disclosed in our applicable filings under the Securities Act or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with the Securities Act and the Exchange Act and related rules; and

•        management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction constitutes a “personal loan” for purposes of Section 402 of the Sarbanes-Oxley Act.

In addition, the related person transaction policy provides that the committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director, should consider whether such transaction would compromise the director’s status as an “independent,” “outside,” or “non-employee” director, as applicable, under the rules and regulations of the SEC, Nasdaq, and the Code.

Related-Person Transactions

Other than the compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, including those discussed in the sections titled “Management” and “Executive Compensation,” we have not engaged in any transaction since January 1, 2024 and are not currently engaged in any transaction in which:

•        we have been or are to be a party to;

•        the amount involved exceeded or exceeds $120,000 or 1% of the average of our total assets as of the end of the last two completed fiscal years; and

•        any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

For information on our compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, see the section titled “Executive Compensation.”

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

ANNUAL REPORT/FORM 10-K

Cadrenal’s 2025 Annual Report is being made available to stockholders concurrently with this Proxy Statement, but which is not part of our proxy solicitation materials, on or about August 3, 2026 at www.proxyvote.com. Copies of the 2025 Annual Report and any amendments thereto, as filed with the SEC, may be obtained without charge by writing to Cadrenal Therapeutics, Inc., 822 A1A North, Suite 306, Ponte Vedra, Florida 32082, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.cadrenal.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Cadrenal stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Cadrenal Therapeutics, Inc., Attention: Corporate Secretary, 822 A1A North, Suite 306, Ponte Vedra, Florida 32082 or by calling us at (904) 300-0701. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2027 Annual Meeting under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than April 5, 2027. Such proposals must meet the requirements of the SEC to be eligible for inclusion in our 2027 proxy materials.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2027 Annual Meeting, but does not intend to have included in the proxy materials prepared by the Company in connection with the 2027 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above no later than 90 days nor earlier than 120 days before the first anniversary of the prior year’s meeting. As a result, stockholders who intend to present proposals at the 2027 Annual Meeting under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Bylaw requirements, no earlier than the close of business on May 27, 2027 and no later than the close of business on June 26, 2027. However, if we hold the 2027 Annual Meeting on a date that is not within 30 days before or 30 days after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made. In addition, the stockholder’s notice must set forth the information required by our amended and restated bylaws with respect to each stockholder making the proposal and each proposal and nomination that such stockholder intends to present at the 2027 Annual Meeting. All proposals should be addressed to the Corporate Secretary, Cadrenal Therapeutics, Inc., 822 A1A North, Suite 306, Ponte Vedra, Florida 32082.

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Cadrenal nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 26, 2027. If the date of the 2027 Annual Meeting date is changed by more than 30 days before or after September 24, 2027, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of Cadrenal knows of no other matters to be presented for stockholder action at the 2026 Annual Meeting. However, if any other matter is properly brought before the 2026 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to Cadrenal will be voted in accordance with the discretion of the proxyholders.

By order of the Board of Directors,
/s/ Quang X. Pham
Quang X. Pham
Chairman and Chief Executive Officer

Ponte Vedra, Florida
August 3, 2026

Annex A

AMENDMENT NO. 2 TO THE
CADRENAL THERAPEUTICS, INC.
2022 SUCCESSOR EQUITY INCENTIVE PLAN
Dated: July          , 2026

WHEREAS, the Board of Directors (the “Board”) of Cadrenal Therapeutics, Inc. (the “Company”) heretofore established the Cadrenal Therapeutics, Inc. 2022 Successor Equity Incentive Plan, as amended (the “Plan”); and

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) available for grants of Awards thereunder by 323,542 shares to 1,000,000 shares (this “Amendment No. 2”);

WHEREAS, Section 18 of the Plan authorizes the Board to amend the Plan, subject to stockholder approval to the extent that such approval is desired or required by applicable law; and

WHEREAS, the Board has approved and authorized this Amendment No. 2 to the Plan and has recommended that the stockholders of the Company approve this Amendment No. 2.

NOW, THEREFORE, BE IT RESOLVED, subject to and effective upon receipt of the required approval of the Company’s stockholders, the Plan is hereby amended as follows:

1. Subject to approval of the Company’s stockholders, the first sentence of Section 2(a) of the Plan is hereby amended to read as follows:

“(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 1,000,000 shares.”

2. Subject to approval of the Company’s stockholders, Section 2.1(b) of the Plan is hereby amended in its entirety, to read as follows:

“(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 1,000,000 shares.”

              3. Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan, as amended, shall remain in full force and effect.

[Signature Page Follows]

Annex A-1

IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 2 as evidence of its adoption by the Board on the date set forth above.

CADRENAL THERAPEUTICS, INC.
By:
Name:	Quang X. Pham
Title:	Chief Executive Officer

Annex A-2

SCAN TO VIEW MATERIALS & VOTE 0000712105_1 R2.09.05.010 C/O Transfer Online, Inc. 512 SE Salmon St. Portland, OR 97214 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 09/23/2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 09/23/2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For Withhold 1A Quang X. Pham The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For Against Abstain 2 To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2026. 3 To approve an amendment to the Company’s 2022 Successor Equity Incentive Plan, as amended (the “2022 Plan”), in substantially the form attached to the accompanying proxy statement as Annex A, to increase the number of shares of the Company’s Common Stock that will be available for awards under the 2022 Plan by 323,542 shares to 1,000,000 shares (the “Plan Amendment Proposal”). 4 To approve, pursuant to Nasdaq Rule 5635(d), the issuance of up to 960,000 shares of the Company’s Common Stock upon the exercise of Series C-1 warrants, which warrants were issued in connection with a private placement offering that closed on July 1, 2026 (the “Warrant Exercise Proposal”); For Against Abstain 5 To approve an adjournment of the 2026 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Plan Amendment Proposal and/or the Warrant Exercise Proposal. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and Annual Report is/are available at www.proxyvote.com CADRENAL THERAPEUTICS, INC. Annual Meeting of Stockholders Thursday, September 24, 2026 10:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder hereby appoints Quang X. Pham and John Sharp, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of CADRENAL THERAPEUTICS, INC. that the undersigned is entitled to vote at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) to be held virtually at 10:00 A.M., Eastern Time, on Thursday, September 24, 2026 via live audio webcast which can be accessed by visiting www.virtualshareholdermeeting.com/CVKD2026, or any adjournment or postponement thereof. The purpose of the 2026 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2026 Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000712105_2 R2.09.05.010